Thornburg Mortgage Securities Trust 2007-3
Free Writing Prospectus

                                              Thornburg Mortgage Securities Trust 2007-3

                                                     $1,412,265,000 (Approximate)
                                                        Publicly Offered Notes
                                         Adjustable Rate and Hybrid Residential Mortgage Loans

                                               Structured Asset Mortgage Investments II Inc.
                                                                 Depositor

                                                         Bear, Stearns & Co. Inc.
                                                               Lead Manager

                                                     Greenwich Capital Markets, Inc.,
                                                         Lehman Brothers Inc., and
                                                    Credit Suisse Securities (USA) LLC
                                                                Co-Managers

This information should be considered only after reading Bear Stearns' Securities, Pricing Estimates and Other Information (the
"Statement"), which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

                                              STATEMENT REGARDING FREE WRITING PROSPECTUS

The  depositor has filed a  registration  statement  (including a prospectus)  with the SEC for the offering to which this free writing prospectus  relates.  Before you  invest,  you should  read the  prospectus  in the  registration  statement  and other  documents  the depositor has filed with the SEC for more complete  information  about the depositor,  the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free  writing  prospectus  does not contain all  information  that is  required  to be  included  in the base  prospectus  and the
prospectus   supplement.   Please   click   here   http://www.bearstearns.com/prospectus/sami   or   visit   the   following   website:
www.bearstearns.com/prospectus/sami for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                                          SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information  contained in the attached materials (the  "Information") may include various forms of performance  analysis,  security characteristics and securities pricing estimates for the securities  described  therein.  Should you receive Information that refers to the "Statement  Regarding  Assumptions and Other Information",  please refer to this statement instead. The Information is illustrative
and is not intended to predict actual results which may differ  substantially  from those  reflected in the  Information.   Performance
analysis  is based on certain  assumptions  with  respect to  significant  factors  that may prove not to be as  assumed.   Performance
results are based on  mathematical  models that use inputs to calculate  results.  As with all models,  results may vary  significantly
depending  upon the value  given to the  inputs.   Inputs to these  models  include but are not  limited  to:  prepayment  expectations
(econometric  prepayment models, single expected lifetime prepayments or a vector of periodic  prepayments),  interest rate assumptions
(parallel and nonparallel  changes for different maturity  instruments),  collateral  assumptions  (actual pool level data,  aggregated
pool level  data,   reported  factors or imputed  factors),  volatility  assumptions  (historically  observed or implied  current)  and reported information  (paydown factors,  rate resets,  remittance reports and trustee  statements).  Models used in any analysis may be
proprietary,  the results  therefore,  may be difficult for any third party to reproduce.   Contact your registered  representative for
detailed explanations of any modeling techniques employed in the Information.

The  Information  may not reflect the impact of all  structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest  rates.  You should consider  whether the behavior of these  securities  should be
tested using  assumptions  different from those included in the  Information.   The assumptions  underlying the Information,  including
structure and collateral,  may be modified from time to time to reflect changed facts and  circumstances.   Offering  Documents contain
data that is current as of their  publication  dates and after  publication  may no longer be accurate,  complete or current.   Contact
your  registered  representative  for Offering  Documents,  current  Information  or additional  materials,  including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

 Any pricing  estimates  Bear Stearns has supplied at your request (a) represent our view, at the time  determined,  of the  investment value of the  securities  between the  estimated  bid  and offer levels,  the spread  between  which may be  significant  due to market volatility or  illiquidity,  (b) do not  constitute a bid by Bear Stearns or any other person for any security,  (c) may not constitute prices at which the  securities  could have been  purchased  or sold in any market at any time,  (d) have not been  confirmed by actual trades,  may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory,  and may not take into  account  the size of a position  you have in the  security,  and (e) may have been  derived  from matrix  pricing  that uses data relating to other securities whose prices are more readily  ascertainable to produce a hypothetical  price based on the estimated yield spread relationship between the securities.

General  Information:  Bear  Stearns  and/or  individuals  associated  therewith  may have  positions  in these  securities  while  the
Information is circulating or during such period may engage in  transactions with the issuer or its affiliates.  We act as principal in transactions  with you, and accordingly,  you must determine the  appropriateness  for you of such  transactions and address any legal, tax or accounting  considerations  applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive  compensation  specifically to act in such  capacities.  If you are subject to ERISA,  the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

                                                        Free Writing Prospectus
                                                            $1,412,265,000
                                                             (Approximate)
                                              Thornburg Mortgage Securities Trust 2007-3
                                                Wells Fargo Bank, N.A., Master Servicer
                                                      LaSalle Bank N.A., Trustee
_______________________________________________________________________________________________________________________________________
                             Pass                              WAL (Yrs)    Window
                            Through                               to       (mos.) to    Initial       Legal
            Approximate      Rate                             Mandatory    Mandatory     Credit       Final       Expected Ratings
 Class(1)   Size ($) (2)    Formula    Security Description  Auction (3)  Auction (3)   Support     Maturity        (Moody's/S&P)
_______________________________________________________________________________________________________________________________________
 1A-1 (1)  $[323,148,000]  1mL + [ ]     Grp 1 Super Sr.        [2.27]       1-36     [19.00]% (7) 06/25/2047         Aaa / AAA
                              (4)            Floater
 1A-2 (1)   $[56,850,000]  1mL + [ ]     Grp 1 Sr. Supp.        [2.27]       1-36       [4.75]%    06/25/2047         Aaa / AAA
                              (4)            Floater
 2A-1 (1)  $[199,496,000]  1mL + [ ]     Grp 2 Super Sr.        [2.94]       1-60     [9.50]% (8)  06/25/2047         Aaa / AAA
                              (4)            Floater
 2A-2 (1)   $[10,471,000]  1mL + [ ]     Grp 2 Sr. Supp.        [2.94]       1-60       [4.75]%    06/25/2047         Aaa / AAA
                              (4)            Floater
 3A-1 (1)  $[456,823,000]  1mL + [ ]     Grp 3 Super Sr.        [2.94]       1-60     [9.50]% (9)  06/25/2037         Aaa / AAA
                              (4)            Floater
 3A-2 (1)   $[23,977,000]  1mL + [ ]     Grp 3 Sr. Supp.        [2.94]       1-60       [4.75]%    06/25/2037         Aaa/ AAA
                              (4)            Floater
 4A-1 (1)  $[139,776,000]  1mL + [ ]     Grp 4 Super Sr.        [2.94]       1-60     [9.50]% (10) 06/25/2047         Aaa / AAA
                              (4)            Floater
 4A-2 (1)    $[7,336,000]  1mL + [ ]     Grp 4 Sr. Supp.        [2.94]       1-60       [4.75]%    06/25/2047         Aaa / AAA
                              (4)            Floater
 4A-3 (1)  $[175,000,000]  1mL + [ ]     Grp 4 Super Sr.        [2.94]       1-60       [14.25]%   06/25/2047         Aaa / AAA
                              (4)            Floater                                     ((11))
 4A-4 (1)   $[19,388,000]  1mL + [ ]     Grp 4 Sr. Supp.        [2.94]       1-60       [4.75]%    06/25/2047         Aaa / AAA
                              (4)            Floater
A-X (5)(6)       Notional  Variable    Senior/Interest Only       NA          NA          N/A      06/25/2047         Aa1 / AA
 B-1 (6)    $[30,395,000]   Net Wac        Subordinate            NA          NA        [2.70]%    06/25/2047          NR/ AA
 B-2 (6)    $[13,344,000]   Net Wac        Subordinate            NA          NA        [1.80]%    06/25/2047          NR / A
 B-3 (6)     $[8,155,000]   Net Wac        Subordinate            NA          NA        [1.25]%    06/25/2047         NR / BBB
 B-4 (6)     $[7,413,000]   Net Wac        Subordinate            NA          NA        [0.75]%    06/25/2047          NR / BB
 B-5 (6)     $[5,931,000]   Net Wac        Subordinate            NA          NA        [0.35]%    06/25/2047          NR / B
 B-6 (6)     $[5,189,368]   Net Wac        Subordinate            NA          NA        [0.00]%    06/25/2047          NR / NR
_______________________________________________________________________________________________________________________________________
(1)      The Class A Notes are subject to a Mandatory Auction (as described herein).
(2)      The class sizes are subject to final collateral and rating agency approval and are subject to a + / -10% variance.
(3)      Assumes 20% CPR and the Mandatory Auction is executed in month 36 with respect to the Group 1 Notes and month 60 with respect to the Group 2, Group 3 and Group 4 Notes.  Notes pay on the 25th of every month beginning in August 2007.
(4)      The coupons on the Class A Notes are described under "Class A Note Interest Rate" on page 15.
(5)      The Class A-X Notes will be interest only notes.  The Class A-X Notes will not be entitled to payments of principal and will accrue interest on a notional balance which is equal to the aggregate balance of the Class A Notes.
(6)      Not marketed in this term sheet.
(7)      Calculated as the sum of (a) the Initial Senior Enhancement Percentage and (b) the product of (1) 100% minus the Initial
         Senior Percentage multiplied by (2) the quotient of (i) the initial note principal balance of the Class 1A-2 Notes divided by (ii)
         the initial aggregate note principal balance of the Class 1A-1 and Class 1A-2 Notes.
(8)      Calculated as the sum of (a) the Initial Senior Enhancement Percentage and (b) the product of (1) 100% minus the Initial
         Senior Percentage multiplied by (2) the quotient of (i) the initial note principal balance of the Class 2A-2 Notes divided by (ii)
         the initial aggregate note principal balance of the Class 2A-1 and Class 2A-2 Notes.
(9)      Calculated as the sum of (a) the Initial Senior Enhancement Percentage and (b) the product of (1) 100% minus the Initial
         Senior Percentage multiplied by (2) the quotient of (i) the initial note principal balance of the Class 3A-2 Notes divided by (ii)
         the initial aggregate note principal balance of the Class 3A-1 and Class 3A-2 Notes.
(10)     Calculated as the sum of (a) the Initial Senior Enhancement Percentage and (b) the product of (1) 100% minus the Initial
         Senior Percentage multiplied by (2) the quotient of (i) the initial note principal balance of the Class 4A-2 Notes divided by (ii)
         the initial aggregate note principal balance of the Class 4A-1 and Class 4A-2 Notes.
(11)     Calculated as the sum of (a) the Initial Senior Enhancement Percentage and (b) the product of (1) 100% minus the Initial
         Senior Percentage multiplied by (2) the quotient of (i) the initial note principal balance of the Class 4A-4 Notes divided by (ii)
         the initial aggregate note principal balance of the Class 4A-3 and Class 4A-4 Notes.

______________________________________________________________________________________________________________
                                            Bear Stearns Contacts
______________________________________________________________________________________________________________
ARM Trading Desk                         Michael Nierenberg                 (212) 272-4976
                                         Paul Van Lingen
                                         Mark Michael
______________________________________________________________________________________________________________
Syndicate                                Carol Fuller                       (212) 272-4955
                                         Angela Ward
______________________________________________________________________________________________________________
Mortgage Finance                         Baron Silverstein                  (212) 272-3877
                                         Jeff Maggard                       (212) 272-9457
                                         Deirdre Burke                      (212) 272-7646
                                         Paul Fischetti                     (212) 272-8794
______________________________________________________________________________________________________________

Transaction Overview:

Structure

o        Thornburg Mortgage  Securities Trust 2007-3 is a Delaware statutory trust  characterized for federal income tax purposes as an owner trust,  which will issue nine classes of senior notes,  including one class of  interest-only  notes, and six classes of subordinate  notes.  Only the Class 1A-1,  Class 1A-2, Class 2A-1, Class 2A-2, Class 3A-1, Class 3A-2, Class 4A-1, Class 4A-2,
         Class 4A-3 and Class 4A-4 (collectively, the "Class A Notes" or the "Offered Notes") are marketed herein.

o        The transaction will contain four Yield  Maintenance  Agreements,  which are intended to mitigate basis risk between the fixed interest rate on the hybrid ARMs and the LIBOR- indexed accrual rates on the Class A Notes.

o        Mandatory  Auction:  Each Class of Group 1 Notes is subject to a Mandatory Auction on the Payment Date in July 2010 (month 36)
         and each  Class of Group 2,  Group 3 and Group 4 Notes is subject to a  Mandatory  Auction  on the  Payment  Date in July 2012
         (month 60).

o        20% Optional Securities  Purchase:  Thornburg  Mortgage,  Inc., the parent of the seller, may purchase the Notes at a purchase price equal to their  aggregate  note  principal  balance plus accrued  interest once the aggregate  principal  balance of the
         Mortgage Loans is equal to or less than 20% of the Cut-off Date aggregate principal balance of the Mortgage Loans.

o        10% Optional Clean-up Call:  Thornburg Mortgage Home Loans,  Inc., in its capacity as a Servicer,  has an assignable option to purchase all of the trust's assets (and retire all  outstanding  Notes) at a purchase price  generally  equal to the principal amount of the trust's assets plus accrued interest once the aggregate  principal  balance of the Mortgage Loans is equal to or less than 10% of the Cut-off Date aggregate principal balance of the Mortgage Loans.

o        5% Optional  Clean-up Call: If Thornburg  Mortgage Home Loans,  Inc. does not exercise its 10% Optional  Clean-up Call,  Wells
         Fargo Bank,  N.A.,  in its capacity as Master  Servicer,  has an option to purchase all of the trust's  assets (and retire all outstanding  Notes) at a purchase price  generally equal to the principal  amount of the trust's assets plus accrued  interest once the  aggregate  principal  balance  of the  Mortgage  Loans is equal to or less  than 5% of the  Cut-Off  Date  aggregate principal balance of the Mortgage Loans.

Transaction Overview (cont.):

Collateral

o        Statistical  collateral  information in this Term Sheet is based on the Cut-off Date principal  balance of the Mortgage Loans.
         Such collateral information is prior to final due diligence review.

o        The  Mortgage  Pool is  generally  composed of jumbo  hybrid and  adjustable  rate  mortgage  loans with one group of negative amortization loans as described herein.

o        Approximately  72.31% of the  Mortgage  Loans  require a payment  of  interest  only for the  initial  period set forth in the related mortgage note.

o        The  non-zero  weighted  average  FICO score is 738, the  weighted  average  original LTV is 67.93% and the non-zero  weighted average DTI is 32.22%.

o        Approximately 72.84% of the Mortgage Loans are primary homes and approximately 36.21% are located in California.

o        The  Mortgage  Loans are indexed off of 1 month  LIBOR  (4.30%),  6 month LIBOR  (4.14%),  1 year LIBOR  (66.39%),  1 year MTA
         (23.68%), 1 year CMT (1.48%) or 3 year CMT (0.02%).

o        Approximately  73.44%,  23.03% and 3.06% of the  mortgage  loans were  originated  by  Thornburg  Mortgage  Home  Loans,  Inc.
         (together with its mortgage  brokers and  correspondent  lenders other than First Republic Bank),  Countrywide Home Loans Inc.
         and First Republic Bank, as a correspondent lender of Thornburg Home Loans, Inc., respectively.

o        As of the Cut-off Date, the Mortgage Loans will be serviced by: Thornburg  Mortgage Home Loans,  Inc.  (72.40%)*,  Countrywide
         Home Loans Servicing LP (23.03%),  First Republic Bank (3.06%),  Colonial Savings,  F.A. (0.82%),  Morgan Stanley Credit Corp.
         (0.44%),  Mellon  Trust of New England,  N.A.  (0.12%),  First  Horizon  Home Loans Corp.  (0.11%) and Wells Fargo Bank,  N.A.
         (0.02%).

                  * Cenlar FSB is the contracted sub-servicer for all servicing owned by Thornburg Mortgage Home Loans, Inc.  Cenlar is a private label sub-servicer and is rated Strong by S&P and RPS3+ by Fitch.  Cenlar achieved Freddie Mac's 2005
                  Tier One performance ranking for investor reporting and default management for two or more quarters during 2005.

o        The aggregate  Cut-off Date principal  balance of the Mortgage Loans is expected to be  approximately  $1,494,792,755.52  (the
         "Mortgage Loans"), subject to a +/-10% variance.

o        The Mortgage  Loan pool will be  subdivided  into four loan groups (the "Group 1 Mortgage  Loans",  "Group 2 Mortgage  Loans",
         "Group 3 Mortgage Loans" and "Group 4 Mortgage Loans", each a "Loan Group").

Mortgage Loan Group Description (as of the Cut-off Date)

>>       Group 1 Mortgage Loans     — 1 month LIBOR, MTA and 10-yr Hybrid 1-yr LIBOR  Negative Amortization ARM Mortgage Loans
>>       Group 2 Mortgage Loans     — 5-yr Hybrids, 3-yr Hybrids, 1-yr Hybrids and Short Duration ARMs
>>       Group 3 Mortgage Loans     — 7-yr Hybrids ARMs and 8-yr Hybrid ARMs
>>       Group 4 Mortgage Loans     — 10-yr Hybrids ARMs

__________________________________________________________________________________________________________________________________________
                                                      WA
                        % of     Gross      Net       Orig                         Gross      Net     Initial   Period     Max      Mos
        Loan            Pool      WAC       WAC       Term       WAM      WALA     Margin    Margin    Cap       Cap      Rate      to
    Description         (%)       (%)       (%)      (mos.)     (mos.)   (mos.)     (%)       (%)      (%)       (%)       (%)     Roll
__________________________________________________________________________________________________________________________________________
      Group 1          26.97    8.067     7.700       415       405       10      3.051     2.684           See          10.190     15
      Group 2          14.97    6.273     6.006       361       336       26      1.895     1.628    Related Mortgage    11.148     44
      Group 3          33.92    6.369     6.109       360       352        8      1.896     1.636          Loan          11.396     81
      Group 4          24.14    6.309     6.049       360       354        7      1.887     1.627        Summary         11.367     116
       Total:         100.00    6.798     6.508       375       364       11      2.205     1.915      For Details       11.027     66
__________________________________________________________________________________________________________________________________________

Terms of the Offering:

Sponsor:                            Thornburg Mortgage Home Loans, Inc.

Seller:                             Thornburg Mortgage Funding, Inc.

Depositor:                          Structured Asset Mortgage Investments II Inc.

Lead Manager:                       Bear, Stearns & Co. Inc.

Co-Managers:                        Greenwich Capital Markets, Inc., Lehman Brothers Inc. and
                                    Credit Suisse Securities (USA) LLC.

Master Servicer/
Securities Administrator:           Wells Fargo Bank, N.A.

Indenture Trustee:                  LaSalle Bank N.A.

Delaware Trustee:                   Wilmington Trust Company

Custodian:                          LaSalle Bank N.A.

Cut-off Date:                       July 1, 2007.

Expected Pricing Date:              [Week of July 23, 2007]

Closing Date:                       On or about July 31, 2007.

Payment Dates:                      25th of each month (or if not a business  day, the next  succeeding  business  day),  commencing in
                                    August 2007.

Interest Accrual Period:            In the  case of the  Class A  Notes,  the  Interest  Accrual  Period  will be the  period  from and including  the  preceding  Payment Date (or from the Closing Date, in the case of the first Payment
                                    Date) to and  including  the day prior to the current  Payment  Date.  In the case of the Class A-X
                                    Notes and Subordinate  Notes,  the Interest  Accrual Period will be the calendar month  immediately preceding the current Payment Date.

Day Count / Delay Days /
First Accrual Date:
                                    ________________________________________________________________________
                                        Class         Day Count      Delay          First Accrual Date
                                    ________________________________________________________________________
                                         1A-1        Actual/360        0              July 31, 2007
                                         1A-2        Actual/360        0              July 31, 2007
                                         2A-1        Actual/360        0              July 31, 2007
                                         2A-2        Actual/360        0              July 31, 2007
                                         3A-1        Actual/360        0              July 31, 2007
                                         3A-2        Actual/360        0              July 31, 2007
                                         4A-1        Actual/360        0              July 31, 2007
                                         4A-2        Actual/360        0              July 31, 2007
                                         4A-3        Actual/360        0              July 31, 2007
                                         4A-4        Actual/360        0              July 31, 2007
                                         A-X           30/360          24              July 1, 2007
                                         B-1           30/360          24              July 1, 2007
                                         B-2           30/360          24              July 1, 2007
                                         B-3           30/360          24              July 1, 2007
                                         B-4           30/360          24              July 1, 2007
                                         B-5           30/360          24              July 1, 2007
                                         B-6           30/360          24              July 1, 2007
                                    ________________________________________________________________________

Notes:                              The "Senior Notes" will consist of the Class 1A-1,  Class 1A-2, Class 2A-1, Class 2A-2, Class 3A-1,
                                    Class 3A-2,  Class  4A-1,  Class 4A-2,  Class  4A-3,  Class 4A-4 and Class A-X Notes.  The "Class A
                                    Notes" will consist of the Class 1A-1,  Class 1A-2, Class 2A-1, Class 2A-2, Class 3A-1, Class 3A-2,
                                    Class 4A-1, Class 4A-2,  Class 4A-3 and Class 4A-4 Notes.  The "Subordinate  Notes" will consist of the Class B-1, Class B-2,  Class B-3,  Class B-4, Class B-5, and Class B-6 Notes.  The Senior Notes
                                    and the  Subordinate  Notes are  collectively  referred to herein as the "Notes".  Only the Class A
                                    Notes are being marketed  hereby (the "Offered  Notes").  The Class 1A-1 Notes and Class 1A-2 Notes
                                    (the "Group 1 Notes") will be paid primarily from  collections on the Group 1 Mortgage  Loans.  The
                                    Class  2A-1  Notes  and  Class  2A-2  Notes  (the  "Group 2  Notes")  will be paid  primarily  from collections  on the Group 2 Mortgage  Loans.  The Class 3A-1 Notes and Class 3A-2 Notes (the "Group
                                    3 Notes") will be paid primarily from  collections  on the Group 3 Mortgage  Loans.  The Class 4A-1
                                    Notes,  Class 4A-2,  Class 4A-3 and Class 4A-4 Notes (the "Group 4 Notes")  will be paid  primarily from collections on the Group 4 Mortgage Loans.

Registration:                       The Class A Notes will be made  available in  book-entry  form through DTC, and upon request  only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:              It is  anticipated  that the Class A Notes will be treated as debt  instruments  for federal income tax purposes.

ERISA Eligibility:                  The Class A Notes are expected to be eligible for purchase by employee benefit plans and other retirement arrangements subject to Title I of ERISA or Section 4675 of the Code.

SMMEA Treatment:                    The Class A Notes are expected to be SMMEA eligible.

Minimum Denominations:              Class A Notes:     $25,000   ($100,000  in  the  case  of  foreign  investors  subject  to  the  EU
                                    Prospectus Directive)

The Mortgage Loans:                 Collectively,  the Group 1 Mortgage Loans,  the Group 2 Mortgage Loans,  the Group 3 Mortgage Loans
                                    and the Group 4 Mortgage Loans. The aggregate  Cut-off Date principal balance of the Mortgage Loans on the Closing Date is subject to a +/-10% variance.

Group 1 Mortgage Loans:             On the Closing Date, the aggregate  Cut-off Date principal balance of the Group 1 Mortgage Loans is expected to be  approximately  $403,133,770.03.  The Group 1 Mortgage  Loans  consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 or 40 years.

                                    All of the Group 1 Mortgage  Loans have a negative  amortization  feature by which the borrower can elect to make the minimum monthly payment  required under the related note which payment will be an amount  equal to less  than  the  interest  accrued  at the  current  mortgage  rate on the  unpaid principal balance of the Group 1 Mortgage Loan (such deficiency  "Deferred  Interest").  The amount of Deferred Interest is added to the unpaid principal balance of the Group 1 Mortgage Loan.

                                    "Net Deferred  Interest" for any Payment Date and the Group 1 Mortgage Loans will equal the excess, if any, of Deferred  Interest for the related due period over the Principal  Payment Amount for the
                                    Group 1 Mortgage  Loans for such Payment Date. For any Payment Date for which there is Net Deferred
                                    Interest with respect to the Group 1 Mortgage Loans,  the Available Funds Cap Rate for Group 1 will be lower than it would have been in the absence of such Net Deferred  Interest.  Any "Net  Deferred
                                    Amounts"  will be released to the  Ownership  Certificate  and will not increase the balance of the
                                    Group 1 Notes.

                                    The  "Principal  Payment  Amount" for any Payment Date and any Loan Group will equal the sum of the following  for each  Mortgage  Loan in the  related  Loan  Group:  (1) each  scheduled  payment  of principal  collected or advanced on the Mortgage Loan by the related Servicer or Master Servicer in the related Due Period;  (2) if the Mortgage  Loan is  repurchased,  the  principal  portion of the related  purchase  price,  for the Mortgage Loan,  deposited in the  collection  account during the related prepayment period; (3) the principal portion of any related substitution  adjustment amount for the Mortgage Loan deposited in the collection  account  during the related  prepayment  period;
                                    (4) if the Mortgage  Loan is not yet a  liquidated  Mortgage  Loan,  the  principal  portion of all insurance  proceeds for the Mortgage Loan received during the related prepayment period; (5) if the
                                    Mortgage Loan is a liquidated Mortgage Loan, the principal portion of all net liquidation  proceeds for the  Mortgage  Loan  received  during the  related  prepayment  period,  other than  subsequent recoveries;  and (6) the principal  portion of all partial and full  principal  prepayments  of the
                                    Mortgage Loan and any subsequent  recoveries,  in each case received during the related  prepayment period.

                                    Approximately  11.92% of the Group 1  Mortgage  Loans  accrue  interest  at a  mortgage  rate which adjusts  annually,  after an  initial  fixed  rate  period of ten years,  based on  One-Year  LIBOR
                                    ("One-Year LIBOR") (the "10-yr Neg Am Hybrids").

                                    The  remaining  approximately  88.08% of the Group 1 Mortgage  Loans  adjust  monthly  based on the
                                    12-month  moving average of the monthly yield on United States  treasury  securities  adjusted to a constant  maturity of one year ("MTA"),  and in the case of two Group 1 Mortgage  Loans,  One-Month
                                    LIBOR  ("One-Month  LIBOR").  The minimum monthly payment amount is subject to adjustment on a date specified in the related  mortgage  note and annually on the same date  thereafter,  subject to the conditions  that (i) the amount of the monthly  payment  will not increase or decrease by an amount that is more than 7.500% of the current  monthly  payment (for One-Month  LIBOR and MTA Negam loans only),  (ii) as of the fifth,  seventh or tenth  anniversary  of the first due date and on the same day every five,  seven or ten years  thereafter,  the monthly payment will be recast without regard to the  limitation  in (i) above and (iii) if the unpaid  principal  balance  exceeds a  percentage
                                    (either  110%,  115% or 118%) of the  original  principal  balance due to the  addition of Deferred
                                    Interest to the unpaid principal balance (the "Negative  Amortization  Limit"), the monthly payment will be recast  without  regard to the  limitation in clause (i) to amortize  fully the then unpaid principal balance over the remaining term to maturity.

                                    The 10-yr Neg Am Hybrids are subject to periodic caps,  which periodic cap is equal to 2.000%.  All of the Group 1 Mortgage Loans are subject to a maximum mortgage rate.

Group 2 Mortgage Loans:             As of the Closing Date, the aggregate  Cut-off Date principal balance of the Group 2 Mortgage Loans described  herein is  expected  to be  approximately  $223,839,753.68.  The Group 2 Mortgage  Loans consist  of both  adjustable  rate and  hybrid ARM loans  which  have an  initial  rate  adjustment occurring approximately 1 month ,  6 months,  or  1, 3 or 5 years following origination.

Group 3 Mortgage Loans:             As of the Closing Date, the aggregate  Cut-off Date principal balance of the Group 3 Mortgage Loans described  herein is  expected  to be  approximately  $507,023,057.14.  The Group 3 Mortgage  Loans
                                    consist  of  hybrid  ARM  loans  which  generally  have  an  initial  rate   adjustment   occurring
                                    approximately 7 or 8 years following origination.

Group 4 Mortgage Loans:             As of the Closing Date, the aggregate  Cut-off Date principal balance of the Group 4 Mortgage Loans described  herein is  expected  to be  approximately  $360,796,174.67.  The Group 4 Mortgage  Loans consist of hybrid ARM loans which have an initial rate adjustment occurring  approximately 10 years following origination.

Optional Securities
Purchase Right:                     Thornburg  Mortgage,  Inc., the parent of the Seller,  will have the option of purchasing the Notes at a purchase price equal to their aggregate note principal  balance plus accrued interest once the aggregate  principal  balance of the  Mortgage  Loans is equal to 20% or less of the  Cut-off  Date aggregate principal balance of the Mortgage Loans (the "Optional Call Date").

Optional Clean-Up Call:             The  terms of the  transaction  allow  for an  assignable  optional  termination  of the  trust and retirement of the Notes at the option of Thornburg  Mortgage Home Loans, Inc., in its capacity as a
                                    Servicer,  once the aggregate  principal  balance of the Mortgage  Loans is equal to 10% or less of the Cut-off Date aggregate  principal  balance of the Mortgage Loans (the "Clean-Up Call Date"). If
                                    Thornburg  Mortgage Home Loans, Inc. does not exercise its 10% Optional Clean-up Call, Wells Fargo, in its capacity as Master Servicer, has a 5% Optional Clean-up Call.

Mandatory Auction:                  Five  business days prior to the Payment Date in July 2010 with respect to the Class 1A-1 and Class
                                    1A-2 Notes and five  business days prior to the Payment Date in July 2012 with respect to the Class
                                    2A-1,  Class 2A-2,  Class 3A-1, Class 3A-2, Class 4A-1, Class 4A-2, Class 4A-3 and Class 4A-4 Notes
                                      (each such Payment Date, the related  "Auction  Payment Date"),  the Auction  Administrator  will auction each of the Class 1A-1,  Class 1A-2,  Class 2A-1, Class 2A-2, Class 3A-1, Class 3A-2, Class
                                    4A-1,  Class 4A-2,  Class 4A-3 and Class 4A-4 Notes to third-party  investors.  The proceeds of the auction and amounts  received from the Swap  Counterparty,  if any, will be received by the Auction
                                    Administrator  who will then  distribute an amount equal to the Par Price to each of the holders of the Class 1A-1,  Class 1A-2,  Class 2A-1,  Class 2A-2,  Class 3A-1,  Class 3A-2,  Class 4A-1, Class
                                    4A-2,  Class 4A-3 and Class 4A-4 Notes on the related Auction  Payment Date.  These holders will be obligated to tender their respective Notes to the Auction Administrator.

                                    The Swap Counterparty,  pursuant to a swap contract with the Auction  Administrator,  will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:                  [TBD].  The  long-term  obligations  of  [TBD]  or the  guarantor  of  the  Swap  Counterparty,  if applicable, will be rated at least "AA-" by S&P  and  "Aa3" by Moody's, respectively.

Auction Administrator:              Wells Fargo Bank, N.A.

Auction Price:                      The price at which the Auction  Administrator sells each of the Class 1A-1, Class 1A-2, Class 2A-1,
                                    Class 2A-2,  Class 3A-1,  Class 3A-2,  Class 4A-1,  Class 4A-2,  Class 4A-3 and Class 4A-4 Notes to
                                    third-party investors.

Par Price:                          With  respect to each of the Class 1A-1,  Class 1A-2,  Class 2A-1,  Class 2A-2,  Class 3A-1,  Class
                                    3A-2,  Class  4A-1,  Class  4A-2,  Class 4A-3 and Class  4A-4  Notes,  an amount  equal to the note principal  balance of each Class of Notes,  after reducing the note principal balance of such Class of Notes by the related principal distributions and losses on the related Auction Payment Date.

Originators:                        Approximately  73.44%, 23.03% and 3.06% of the mortgage loans were originated by Thornburg Mortgage
                                    Home Loans,  Inc.  (together with its mortgage brokers and  correspondent  lenders other than First
                                    Republic Bank),  Countrywide Home Loans Inc. and First Republic Bank, as a correspondent  lender of
                                    Thornburg Home Loans, Inc., respectively.

Servicer:

                                    _________________________________________________________________________
                                                         Servicers                                %
                                    _________________________________________________________________________
                                    Thornburg Mortgage Home Loans, Inc. (1)                           72.40%
                                    Countrywide Home Loans Servicing LP                               23.03%
                                    First Republic Bank                                                3.06%
                                    Colonial Savings, F.A.                                             0.82%
                                    Morgan Stanley Credit Corp.                                        0.44%
                                    Mellon Trust of New England, N.A.                                  0.12%
                                    First Horizon Home Loans Corp.                                     0.11%
                                    Wells Fargo Bank, N.A.                                             0.02%
                                    _________________________________________________________________________

                                    (1) Cenlar FSB is the contracted  sub-servicer  for all servicing owned by Thornburg  Mortgage Home
                                    Loans,  Inc.  Cenlar  is a  private  label  sub-servicer  and is rated  Strong  by S&P and RPS3+ by
                                    Fitch.  Cenlar achieved Freddie Mac's 2005 Tier One performance  ranking for investor reporting and default management for two or more quarters during 2005.

Servicing Fee:                      The initial weighted average Servicing Fee equals 0.280% per annum.

Master Servicing Fee:               The weighted  average Master  Servicing Fee equals 0.010% per annum.  The Master  Servicer will pay the fees of the Indenture Trustee, Delaware Trustee and Securities Administrator from its fee.

Pricing Prepayment
Assumption:                         20% CPR per annum.

Net Mortgage Rate:                  The "Net Mortgage  Rate" for any Mortgage Loan is equal to the rate of the related  Mortgage Loan less the Master Servicing Fee and the related Servicing Fee.

Available Funds Cap Rate:           The  "Available  Funds Cap Rate" for each  Payment  Date and Loan Group will equal the product of
                                    (x) a fraction,  expressed as a percentage, the numerator of which equals the Interest Distribution
                                    Amount for such Loan Group for such  Payment  Date and the  denominator  of which is the sum of the principal  balance of the  related  class or classes of Senior  Notes and the  related  Subordinate
                                    Component (as defined below) immediately before such Payment Date and (y) 12.

Interest Distribution Amount:       For any  Payment  Date and any Loan Group,  an amount  equal to the sum of the  following  for each
                                    Mortgage Loan in the related Loan Group:  (1) all interest  received or advanced by the Servicer of the Mortgage Loan or the Master Servicer in the related due period less any related  Servicing Fees and  Master  Servicing  Fees;  (2) all  compensating  interest  payments  paid with  respect to the
                                    Mortgage  Loan,  if the Mortgage Loan was prepaid  during the related  prepayment  period;  (3) the portion of any purchase  price or other amount paid with respect the Mortgage  Loan's  allocable to interest,  less the applicable  percentage of any fees or other amounts  reimbursable to the Master
                                    Servicer  (other than the Master  Servicing  Fee), the Servicer (other than the Servicing Fee), the
                                    Securities  Administrator,  The Indenture Trustee,  the Custodian and the Owner Trustee and, solely with respect to the Group 1 Mortgage Loans, the Net Deferred  Interest for Group 1 for such Payment
                                    Date.

Class A Available Funds
Cap Rate:                           The "Class A Available  Funds Cap Rate" with  respect to each class of Class A Notes on any Payment
                                    Date,  will be equal to the product of (x) the  Available  Funds Cap Rate of the  related  mortgage loan group and (y) 30 divided by the actual number of days in the related Accrual Period.

Class A
Note Interest Rate:                 The "Note Interest Rate" for each of the Class A Notes on or prior to the Related  Auction  Payment
                                    Date, will be equal to One Month LIBOR, plus the related margin.

                                    On any Payment Date  following  the related  Auction  Payment  Date,  the Note Interest Rate of the
                                    Class 1A-1 and Class 1A-2 Notes will be equal to the least of (a) [One Month  LIBOR] plus  [0.xx%],
                                    (b) [9.75%] and (c) the related Class A Available Funds Cap Rate.

                                    On any Payment Date  following  the related  Auction  Payment  Date,  the Note Interest Rate of the
                                    Class  2A-1  Notes and Class  2A-2  Notes  will be equal to the least of (a)  12-Month  LIBOR  plus
                                    [1.25%], (b) [10.50%] and (c) the related Class A Available Funds Cap Rate.

                                    On any Payment Date following the related  Auction Payment Date and up to and including the Payment
                                    Date  occurring in [May 2014 (month 82)],  the Note  Interest Rate of the Class 3A-1 and Class 3A-2
                                    Notes will be equal to the lesser of (a) [5.75%] and (b) the  related  Class A Available  Funds Cap
                                    Rate.  Following  the Payment Date  occurring in [May 2014],  the Note  Interest  Rate of the Class
                                    3A-1 and Class 3A-2  Notes  will be equal to the least of (a)  12-Month  LIBOR  plus  [1.25%],  (b)
                                    [10.50%] and (c) the related Class A Available Funds Cap Rate.

                                    On any Payment Date following the related  Auction Payment Date and up to and including the Payment
                                    Date occurring in [April 2017 (month 117)],  the Note Interest Rate of the Class 4A-1,  Class 4A-2,
                                    Class 4A-3 and Class 4A-4 Notes  will be equal to the  lesser of (a)  [5.75%]  and (b) the  related
                                    Class A Available  Funds Cap Rate.  Following the Payment Date occurring in [April 2017],  the Note
                                    Interest Rate of the Class 4A-1,  Class 4A-2,  Class 4A-3 and Class 4A-4 Notes will be equal to the least of (a) 12-Month LIBOR plus [1.25%],  (b) [10.50%] and (c) the related Class A Available Funds
                                    Cap Rate.

Class A-X
Note Interest Rate:                 The note  interest  rate of the Class A-X Notes on any Payment  Date will equal an annual rate (not less than zero)  calculated  as (A) the  product of (i) the  excess,  if any,  of (x) the  weighted average  of the Class A  Available  Funds Cap Rates of the  Offered  Notes for such  Payment  Date, weighted based on the relative aggregate  principal amounts of the Offered Notes immediately before such Payment Date,  over (y) the weighted  average of the note interest  rates on the Offered Notes for such Payment Date,  weighted based on the relative  aggregate  principal amounts of the Offered
                                    Notes immediately  before such Payment Date multiplied by (ii) the quotient of the actual number of days in the  accrual  period  divided by 30 minus (B) the product of (I) the sum of (1) the Class A
                                    Deferred  Amounts (as defined below) for such Payment Date and (2) the Class A Available  Funds Cap
                                    Shortfalls (as defined below) for such Payment Date and (II) 12, divided by the notional  amount of the Class A-X Notes.

                                    The "Class A Available Funds  Shortfalls" with respect to any Payment Date and any Class of Offered
                                    Notes,  will be equal to the sum of (i) the  excess  of the  amount of  interest  that  would  have accrued on that Class of Offered  Notes for the  related  Accrual  Period had the  applicable  note interest rate been  determined  without regard to the applicable  Class A Available  Funds Cap Rate over the amount of  interest  actually  accrued on such  Class of  Offered  Notes for such  Accrual
                                    Period,  (ii) any amounts described in clause (i) above for prior Payment Dates that remain unpaid, and (iii)  interest on the amount  described in clause (ii) at the  applicable  note interest rated determined without regard to the applicable Class A Available Funds Cap Rate.

                                    The "Class A Deferred  Amounts"  for each Payment  Date and for each Class of Offered  Notes,  will equal the amount by which (x) the aggregate of any Realized Losses previously  applied in reduction of the principal  amount  thereof  exceeds (y) the sum of (1) the  aggregate of amounts  previously distributed  in  reimbursement  thereof and (2) the amount by which the principal of such Class has been increased due to any subsequent recovery.

Subordinate Notes
Note Interest Rates:                On any Payment Date,  the Note Interest Rate with respect to each Class of  Subordinate  Notes will be equal to the weighted  average of the Available  Funds Cap Rate applicable to each mortgage loan group, weighted based on the Subordinate Component of each mortgage loan group.

                                    On any Payment Date  following  the related  Auction  Payment Date,  the Note  Interest  Rates with respect to the Subordinate  Notes will be equal to the excess,  if any, of (a) the weighted average of the Available  Funds Cap Rate  applicable to each Loan Group,  weighted based on the Subordinate
                                    Component  of each Loan  Group  over (b) a rate  equal to the  quotient  of (i) the  product of any remaining  Class A Available  Funds Cap  Shortfall  for such Payment Date after taking into account the reduction in the Class A-X Note Interest  Rate by any Class A Available  Funds Cap  Shortfalls,
                                    multiplied  by 12 and  divided  by (ii)  the  aggregate  of the  class  principal  balances  of the
                                    Subordinate Notes immediately prior to such Payment Date.

Subordinate Component:              For any Payment Date and with respect to any mortgage loan group,  the  Subordinate  Component will equal the sum of the balance of the Mortgage  Loans in the related  mortgage loan group,  as of the first day of the month  preceding the month in which such Payment Date occurs,  minus the aggregate
                                    Note principal balance of the related Senior Notes immediately prior to such Payment Date.
Yield Maintenance
Agreements:                         On the  Closing  Date,  the  Securities  Administrator  will  enter  into four  "Yield  Maintenance
                                    Agreements",  or "YMA"s, with a counterparty (the "YMA  Counterparty")(whose  long-term obligations are rated no lower than "AA-" by S&P and "Aa3" by  Moody's),  one for the benefit of the Class 1A-1 and Class 1A-2  Notes,  one for the  benefit of the Class  2A-1 and Class 2A-2  Notes,  one for the
                                    benefit of the Class 3A-1 and Class 3A-2  Notes and one for the  benefit of the Class  4A-1,  Class
                                    4A-2,  Class 4A-3 and Class 4A-4 Notes.  The  notional  balance of each YMA,  with  respect to each
                                    Payment Date,  will be an amount equal to the aggregate  principal  balance of the related Class or
                                    Classes of Notes for the  immediately  preceding  Payment  Date (or as of the Closing  Date for the first Payment  Date),  after giving effect to Payments on such Payment Date.  The YMA  Counterparty will be obligated to make monthly  payments to the  Securities  Administrator  when One Month LIBOR exceeds the related  specified  strike rate. Each YMA will terminate on the related Auction Payment
                                    Date.

                                    The Strike Rate for the related  Yield  Maintenance  Agreement  with respect to the related Class A
                                    Notes  will  equal  the  excess  of (i) the  Available  Funds Cap Rate of the  related  Loan  Group multiplied  by the  quotient  of 30 divided by the actual  number of days in the  Interest  Accrual
                                    Period, over (ii) the weighted average margin of the related Class A Notes.

Credit Enhancement:                 Senior/subordinate,  shifting  interest  structure.  Credit  Enhancement  for the  Senior  Notes will consist of the  Subordinate  Notes  (total  initial  subordination  is expected  to be  approximately
                                    4.75%).

Allocation of
Realized Losses:                    If a Mortgage Loan becomes a liquidated loan, the net liquidation  proceeds relating thereto may be less  than the  principal  balance  on such  Mortgage  Loan.  The  amount of such  deficiency  is a
                                    "Realized  Loss." Any Realized  Losses on the Mortgage  Loans will be allocated as follows:  first, to the  Subordinate  Notes in reverse order of their  numerical  Class  designations,  in each case until the respective Note principal  balance has been reduced to zero;  thereafter,  to the related
                                    Class A Notes in  reduction  of their  respective  note  principal  balance,  on a pro rata  basis, provided  that losses  otherwise  allocable  to the Class 1A-1 Notes will first be allocated to the
                                    Class  1A-2 Notes  until the Note  principal  balance  of the Class 1A-2 Notes has been  reduced to zero, losses otherwise  allocable to the Class 2A-1 Notes will first be allocated to the Class 2A-2
                                    Notes until the Note  principal  balance of the Class 2A-2 Notes has been  reduced to zero,  losses otherwise  allocable  to the Class 3A-1 Notes will first be allocated to the Class 3A-2 Notes until the Note principal  balance of the Class 3A-2 Notes has been reduced to zero, and losses  otherwise allocable  to the Class 4A-1 Notes will first be  allocated  to the Class 4A-2 Notes until the Note principal  balance of the Class 4A-2 Notes has been reduced to zero and losses otherwise  allocable to the Class 4A-3 Notes will first be  allocated  to the Class 4A-4 Notes until the Note  principal balance of the Class 4A-4 Notes has been reduced to zero.

Principal Distribution Amounts:

Initial Senior Enhancement Percentage = approximately [4.75]%.

Senior Enhancement Percentage = Subordinate Note Principal Balance / Aggregate Collateral Balance

Shifting  Interest:  Until the first Payment Date occurring after [July 2014],  the Subordinate  Notes will be locked out of payments of unscheduled  principal  (unless the Senior Notes have been reduced to zero or the credit  enhancement  provided by the Subordinate Notes has doubled  prior to such date as  described  below).  After such time and  subject to standard  collateral  performance  triggers  (as described in the prospectus  supplement),  the Subordinate Notes will receive increasing  portions of unscheduled  principal payments as described below.

The prepayment shift percentages from the Subordinate Percentage to the Senior Notes are as follows:

o        If the Senior Enhancement Percentage is less than 2 times the Initial Senior Enhancement Percentage:

                  _________________________________________________________________________
                          Payment Dates (months)                  Shift Percentage
                  _________________________________________________________________________
                                  1 — 84                                100%
                                  85 — 96                               70%
                                 97 — 108                               60%
                                 109 — 120                              40%
                                 121 — 132                              20%
                                   133+                                  0%
                  _________________________________________________________________________

o        If the Senior Enhancement Percentage is greater than or equal to 2 times the Initial Senior Enhancement Percentage:

                  _________________________________________________________________________
                                Payment Dates (months)                 Shift Percentage
                  _________________________________________________________________________
                                        1 — 36                               50%
                                         37+                                  0%
                  _________________________________________________________________________

(If the Senior Enhancement  Percentage  doubles as compared to the Initial Senior  Enhancement  Percentage during the first 36 months of the  transaction,  the Class A Notes  will be  entitled  to 50% of the  Subordinate  Percentage  of  unscheduled  principal,  subject to cumulative  loss and  delinquency  tests.  After month 36, if the Senior  Enhancement  Percentage has doubled as compared to the Cut-off
Date Senior  Enhancement  Percentage,  the Class A Notes will be entitled to unscheduled  principal based on the Senior Percentage only, subject to  cumulative  loss and  delinquency  tests).  In the event the Senior  Percentage  for any group  exceeds the  Initial  Senior
Percentage,  the Senior Notes will receive all  unscheduled  principal  payments for the Mortgage  Loans,  regardless of any unscheduled principal payment percentages above.

For each mortgage loan group, calculate the following:

Senior Percentage = Senior Note Principal Balance / Mortgage Loan balance.

Subordinate Percentage = 100% - related Senior Percentage.

Senior Prepayment Percentage = related Senior Percentage + Shift Percentage * related Subordinate Percentage.

The group related Senior  Principal  Distribution  Amount  ("Senior  PDA") will be equal to the sum of (i) the product of (a) related  scheduled principal  payments and (b) related  Senior  Percentage  (ii) the product of (a) related  prepayment  principal  payments and (b) related Senior
Prepayment  Percentage  and (iii) the lesser of (a) the related net  liquidation  proceeds  allocable  to  principal  and (b) the product of the related Senior Prepayment  Percentage and the remaining  principal  balance of any Mortgage Loan that was finally  liquidated during the related period.  The amounts  described in clauses (i), (ii) and (iii) in the  immediately  preceding  sentence will be adjusted in the case of payments received with respect to Group 1 Mortgage Loans to the extent such  principal  payments were included in the Interest  Distribution  Amount as a result of Deferred Interest on the Group 1 Mortgage Loans.

The group related Subordinate  Principal  Distribution Amount ("Subordinate PDA") will be equal to the difference between (i) the sum of related scheduled principal and unscheduled principal payments (as adjusted in the case of the Group 1 Mortgage Loans) and (ii) the related Senior PDA.

Note Priority of Distributions:

(A)   On each Payment Date, the available  distribution  amount (including  amounts from the related Yield  Maintenance  Agreement) for each related Loan Group will be allocated,  after payment of the Servicing  Fee and Master  Servicing  Fee,  among the Classes of
      Senior Notes relating to that Loan Group  pro rata as follows:

        (1)      Accrued interest at the related Note Interest Rate on the related class of Class A Notes; and

        (2)      Principal to the related class of Class A Notes (up to the related Senior Principal Distribution Amount).

(B) With respect to all remaining available distribution amounts for all Loan Groups as follows:

        (1)      Accrued interest at the related Note Interest Rate on the Class A-X Notes; and

        (2)      Accrued and unpaid interest on, and then their  respective  share of principal (up to the Subordinate  Principal  Distribution
                 Amount) of, each class of Subordinate Notes, in the order of their numerical class  designations  beginning with the
                 Class B-1 Notes; and

        (3)      Class A  Available  Funds Cap  Shortfalls  to the Class A Notes on a pro rata  basis in  proportion  to the  amount of Class A
                 Available Funds Cap Shortfall on such classes; and

        (4)      Class A Deferred  Amounts to the Class A Notes,  on a pro rata  basis,  in  proportion  to the amount for the Class A Deferred
                 Amounts for each such Class.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Class A Notes from the unrelated Loan Group, to the extent not received from the related Loan Group. This would occur only (i) if a Loan Group experienced a disproportionately high Realized Losses causing the class principal balance of the related Class A Notes to exceed the aggregate principal balance of the loans in the related mortgage loan group or (ii) if due to rapid prepayments, the class principal balance of a class of Class A Notes was reduced to zero at a time when the Senior Enhancement Percentage had not reached required levels. In the latter case, unscheduled principal received from the Loan Group related to the Class A Notes that had been retired would be deposited in a reserve fund to be used, if necessary, in future periods to make payment on the outstanding Class A Notes if the Loan Group related to a class of Class A Notes became an under collateralized group.

__________________________________________________________________________________________________________________________
Sensitivity Analysis — To Mandatory Auction Date
__________________________________________________________________________________________________________________________
CPR                                10%             15%            20%            25%             30%             40%
Class 1A-1
Price: 100-00
Avg. Life (yrs)                    2.69           2.47           2.26            2.07            1.89           1.56
Modified Duration (yrs)            2.42           2.23           2.05            1.88            1.72           1.43
Principal Window (mos.)            1-36           1-36           1-36            1-36            1-36           1-36

Class 1A-2
Price: 100-00
Avg. Life (yrs)                    2.69           2.47           2.26            2.07            1.89           1.56
Modified Duration (yrs)            2.41           2.23           2.05            1.88            1.72           1.43
Principal Window (mos.)            1-36           1-36           1-36            1-36            1-36           1-36

Class 2A-1
Price: 100-00
Avg. Life (yrs)                    3.82           3.35           2.94            2.58            2.26           1.74
Modified Duration (yrs)            3.29           2.90           2.56            2.27            2.00           1.56
Principal Window (mos.)            1-60           1-60           1-60            1-60            1-60           1-60

Class 2A-2
Price: 100-00
Avg. Life (yrs)                    3.82           3.35           2.94            2.58            2.26           1.74
Modified Duration (yrs)            3.28           2.89           2.56            2.26            2.00           1.56
Principal Window (mos.)            1-60           1-60           1-60            1-60            1-60           1-60

Class 3A-1
Price: 100-00
Avg. Life (yrs)                    3.83           3.35           2.94            2.58            2.26           1.74
Modified Duration (yrs)            3.30           2.91           2.57            2.27            2.00           1.57
Principal Window (mos.)            1-60           1-60           1-60            1-60            1-60           1-60

Class 3A-2
Price: 100-00
Avg. Life (yrs)                    3.83           3.35           2.94            2.58            2.26           1.74
Modified Duration (yrs)            3.29           2.90           2.56            2.26            2.00           1.56
Principal Window (mos.)            1-60           1-60           1-60            1-60            1-60           1-60

Class 4A-1
Price: 100-00
Avg. Life (yrs)                    3.83           3.35           2.94            2.58            2.26           1.74
Modified Duration (yrs)            3.30           2.91           2.57            2.27            2.00           1.57
Principal Window (mos.)            1-60           1-60           1-60            1-60            1-60           1-60

Class 4A-2
Price: 100-00
Avg. Life (yrs)                    3.83           3.35           2.94            2.58            2.26           1.74
Modified Duration (yrs)            3.29           2.90           2.56            2.26            2.00           1.56
Principal Window (mos.)            1-60           1-60           1-60            1-60            1-60           1-60

Class 4A-3
Price: 100-00
Avg. Life (yrs)                    3.83           3.35           2.94            2.58            2.26           1.74
Modified Duration (yrs)            3.30           2.91           2.57            2.27            2.00           1.57
Principal Window (mos.)            1-60           1-60           1-60            1-60            1-60           1-60

Class 4A-4
Price: 100-00
Avg. Life (yrs)                    3.83           3.35           2.94            2.58            2.26           1.74
Modified Duration (yrs)            3.29           2.90           2.56            2.26            2.00           1.56
Principal Window (mos.)            1-60           1-60           1-60            1-60            1-60           1-60
__________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________________
                                 Thornburg 2007-3 Aggregate Mortgage Loan Summary
_____________________________________________________________________________________________________________________________________
                                                 As of Cut-off Date (July 1, 2007)
 Total Number of Loans                                               1,443     Primary Mortgage Insurance Coverage
 Total Outstanding Loan Balance                          $1,494,792,755.52     Yes                                              0.30%
 Average Loan Principal Balance                                 1, 035,892     No                                              99.70%
 Fixed Rate                                                          0.00%
 Adjustable Rate (including Hybrids)                               100.00%     Primary Mortgage Insurance Coverage
 Prepayment Penalty                                                 30.95%     (First Lien Loans with LTV > 80%)
 Weighted Average Coupon                                            6.798%     Yes                                             23.30%
 Weighted Average Margin                                            2.205%     No                                              76.70%
 Non-Zero Weighted Average Initial Periodic Cap                     4.982%
 Non-Zero Weighted Average Periodic Cap                             1.950%     Primary Mortgage Insurance Coverage
 Weighted Average Maximum Rate                                     11.027%     (First Lien Loans with Effective LTV > 80%)
 Weighted Average Floor Rate                                        2.216%     Yes                                             91.54%
 Weighted Average Original Term (mo.)                                  375     No                                               8.46%
 Weighted Average Remaining Term (mo.)                                 364
 Weighted Average Loan Age (mo.)                                        11     Prepayment Penalty Term (mo.)
 Weighted Average Original LTV                                      67.93%     None                                            69.05%
 Non-Zero Weighted Average FICO                                        738     3                                                0.17%
 Non-Zero Weighted Average DTI                                      32.22%     6                                                1.33%
 Interest Only Mortgage Loans                                       72.31%     7                                                0.27%
 First Lien Mortgage Loans                                         100.00%     12                                              17.36%
                                                                               24                                               0.47%
 Product Type                                                                  36                                               9.51%
 1 MO ARM                                                            0.01%     48                                               0.03%
 1 MO ARM Interest-Only                                              1.35%     60                                               1.83%
 1 MO Hybrid ARM Interest-Only                                       1.45%
 1 MO LIBOR NEGAM                                                    0.07%     Geographic Distribution
 1 YR ARM                                                            0.04%     (Other states account individually for less than
 1 YR ARM Interest-Only                                              0.05%     5% of the Cut-off Date principal balance)
 1 YR MTA NEGAM                                                     23.68%     CA                                              36.21%
 10/1 YR Hybrid ARM                                                  1.18%     NY                                              10.15%
 10/1 YR Hybrid ARM Interest-Only                                   19.95%     FL                                               9.66%
 10/1 YR LIBOR NEGAM                                                 3.21%     CO                                               7.76%
 10/6 MO Hybrid ARM                                                  0.13%
 10/6 MO Hybrid ARM Interest-Only                                    1.44%     Loan Documentation
                                                                               Full
 3/1 YR Hybrid ARM                                                   0.31%     Documentation                                      63%
 3/1 YR Hybrid ARM Interest-Only                                      0.3%     Full/Alternative                                 1.97%
 3/3 YR Hybrid ARM                                                   0.02%     Alternative Income                               0.34%
 3/6 MO Hybrid ARM Interest-Only                                     0.01%     No Ratio                                         0.37%
 5/1 MO Hybrid ARM Interest-Only                                      0.5%     Stated Income Verified Assets                   33.08%
 5/1 YR Hybrid ARM                                                   0.45%     Stated Income Stated Assets                      1.15%
 5/1 YR Hybrid ARM Interest-Only                                    10.68%     Streamline                                       0.09%
 5/6 MO Hybrid ARM                                                   0.01%
 5/6 MO Hybrid ARM Interest-Only                                      1.1%     Loan Purpose
 6 MO Hybrid ARM                                                     0.01%     Purchase                                        41.67%
 6 MO Hybrid ARM Interest-Only                                       0.14%     Cash Out Refinance                              37.87%
 7/1 MO Hybrid ARM Interest-Only                                     0.92%     Rate/Term Refinance                             20.46%
 7/1 YR Hybrid ARM                                                   1.72%
 7/1 YR Hybrid ARM Interest-Only                                    29.95%     Servicers
 7/6 MO Hybrid ARM                                                   0.06%     Colonial Savings, F.A.                           0.82%
 7/6 MO Hybrid ARM Interest-Only                                     1.25%     Countrywide Home Loans Servicing LP.            23.03%
 8/1 YR Hybrid ARM                                                   0.02%     First Horizon Home Loans Corp.                   0.11%
                                                                               First Republic Bank                              3.06%
 Occupancy Status                                                              Mellon Trust of New England, N.A.                0.12%
 Primary Home                                                       72.84%     Morgan Stanley Credit Corp.                      0.44%
 Second Home                                                        19.51%     Thornburg Mortgage Home Loans, Inc.             72.40%
 Investment                                                          7.65%     Wells Fargo Bank, N.A.                           0.02%
_____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                      Principal Balances
______________________________________________________________________________________________________________________________

                                                                                  Weighted      Weighted    Weighted  Non-zero
                                                                         % of      Average      Average     Average   Weighted
                                           # of   Principal Balance    Principal    Gross       Remaining   Original   Average
                 ($)                       Loans        ($)             Balance     Coupon      Term         LTV        Fico
______________________________________________________________________________________________________________________________
         0.01 -    100,000.00                51         3,414,222.11       0.23      6.738         314       64.57        754
   100,000.01 -    200,000.00               130        20,180,405.81       1.35      6.435         333       70.94        748
   200,000.01 -    300,000.00               173        42,857,072.70       2.87      6.408         334       70.15        758
   300,000.01 -    400,000.00               121        42,437,887.86       2.84      6.371         338       70.93        746
   400,000.01 -    500,000.00               124        56,649,497.85       3.79      6.308         343       70.40        742
   500,000.01 -    600,000.00               101        55,649,244.06       3.72      6.318         351       71.38        752
   600,000.01 -    700,000.00                91        59,163,506.12       3.96      6.276         350       73.40        750
   700,000.01 -    800,000.00                69        51,871,888.73       3.47      6.361         346       71.71        744
   800,000.01 -    900,000.00                48        41,084,365.85       2.75      6.412         357       70.92        733
   900,000.01 -  1,000,000.00                79        76,768,941.87       5.14      6.254         350       64.87        755
 1,000,000.01 -  2,000,000.00               262       383,554,364.86      25.66      6.364         359       71.47        746
 2,000,000.01 -  3,000,000.00                96       245,599,487.86      16.43      6.981         370       68.78        733
 3,000,000.01 -  4,000,000.00                56       190,455,281.54      12.74      7.429         388       62.79        721
 4,000,000.01 -  5,000,000.00                25       110,295,632.97       7.38      7.656         387       61.72        717
 5,000,000.01 -  6,000,000.00                10        55,700,413.05       3.73      8.128         398       61.27        725
 6,000,000.01 -  7,000,000.00                 1         6,900,000.00       0.46      6.500         358       46.00        798
 7,000,000.01 -  8,000,000.00                 4        29,456,876.95       1.97      8.037         381       63.52        707
 10,000,000.01+                               2        22,753,665.33       1.52      7.056         338       56.36        727
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Minimum:                   $873
Maximum:                   $12,500,000
Average:                   $1,035,892

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                        Mortgage Rates
______________________________________________________________________________________________________________________________
                                                                                 Weighted     Weighted    Weighted  Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                           # of   Principal Balance   Principal   Gross       Remaining   Original   Average
      (%)                                  Loans        ($)           Balance     Coupon      Term          LTV       Fico
______________________________________________________________________________________________________________________________
 3.501 -  4.000                               3         1,160,743.97       0.08      3.928         294       41.26        789
 4.001 -  4.500                              19        10,175,238.94       0.68      4.222         296       60.02        752
 4.501 -  5.000                               7         4,350,390.18       0.29      4.815         295       67.71        741
 5.001 -  5.500                              23        14,594,025.04       0.98      5.296         313       61.79        769
 5.501 -  6.000                             147       138,481,490.00       9.26      5.940         356       68.40        749
 6.001 -  6.500                             800       718,628,356.86      48.08      6.305         353       70.18        748
 6.501 -  7.000                             243       212,027,045.41      14.18      6.787         364       65.82        738
 7.001 -  7.500                              93        59,789,915.36       4.00      7.292         370       62.11        716
 7.501 -  8.000                              42        96,712,737.44       6.47      7.803         392       62.51        721
 8.001 -  8.500                              38       134,627,178.34       9.01      8.283         390       64.40        720
 8.501 -  9.000                              28       104,245,633.98       6.97      8.796         408       70.96        696
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Minimum:                   3.750%
Maximum:                   9.000%
Weighted Average:          6.798%

______________________________________________________________________________________________________________________________
                                                          FICO Score
______________________________________________________________________________________________________________________________
                                                                                 Weighted     Weighted    Weighted  Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal   Gross       Remaining   Original   Average
    FICO                                Loans           ($)           Balance     Coupon      Term          LTV       Fico
______________________________________________________________________________________________________________________________
   0 -  500                                   9          9,498,967.43      0.64      7.210         352       68.54        500
 501 -  550                                   1          2,865,878.33      0.19      9.000         468       70.00        546
 551 -  600                                   4          7,587,114.75      0.51      8.091         373       69.73        567
 601 -  650                                  33         44,901,394.34      3.00      7.143         372       65.89        632
 651 -  700                                 203        262,405,147.12     17.55      7.173         369       67.00        680
 701 -  750                                 433        474,424,547.62     31.74      6.863         367       67.34        726
 751 -  800                                 649        612,923,974.79     41.00      6.552         361       68.70        773
 801 -  850                                 111         80,185,731.14      5.36      6.621         352       69.35        807
______________________________________________________________________________________________________________________________
TOTAL                                     1,443      1,494,792,755.52    100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Non-Zero Minimum:                   500
Maximum:                            823
Non-Zero Weighted Average:          738

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                Effective Loan-to-Value Ratio
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
       (%)                              Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
   0.01 -   10.00                             1            50,000.00       0.00      6.625         358        9.90        743
  10.01 -   20.00                             9         4,862,769.60       0.33      6.430         339       16.47        751
  20.01 -   30.00                            23        13,015,957.17       0.87      6.002         343       25.13        753
  30.01 -   40.00                            39        36,956,788.20       2.47      6.645         386       36.17        746
  40.01 -   50.00                            88       108,179,226.57       7.24      6.792         362       46.12        737
  50.01 -   60.00                           130       197,450,895.91      13.21      6.967         370       56.29        733
  60.01 -   70.00                           284       417,683,233.70      27.94      7.116         369       66.71        727
  70.01 -   80.00                           853       711,615,529.99      47.61      6.592         360       77.82        745
  80.01 -   90.00                            11         3,608,759.91       0.24      6.616         327       87.62        686
  90.01 -  100.00                             5         1,369,594.47       0.09      6.244         340       95.25        755
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Minimum:                    9.90%
Maximum:                   96.31%
Weighted Average:          67.74%

______________________________________________________________________________________________________________________________
                                                 Original Loan-to-Value Ratio
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
       (%)                              Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
   0.01 -   10.00                             1            50,000.00       0.00      6.625         358        9.90        743
  10.01 -   20.00                             9         4,862,769.60       0.33      6.430         339       16.47        751
  20.01 -   30.00                            23        13,015,957.17       0.87      6.002         343       25.13        753
  30.01 -   40.00                            39        36,956,788.20       2.47      6.645         386       36.17        746
  40.01 -   50.00                            87       107,462,266.80       7.19      6.788         363       45.81        738
  50.01 -   60.00                           129       197,093,015.15      13.19      6.966         370       56.21        734
  60.01 -   70.00                           282       420,039,492.75      28.10      7.128         369       66.70        726
  70.01 -   80.00                           838       695,754,618.66      46.55      6.590         360       77.53        745
  80.01 -   90.00                            15         8,621,370.69       0.58      6.332         344       87.75        724
  90.01 -  100.00                            20        10,936,476.50       0.73      6.405         341       98.69        756
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Minimum:                     9.90%
Maximum:                   100.00%
Weighted Average:           67.93%

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                        Effective Loan-to-Value Ratio Greater Than 80
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
LTV > 80 No MI                             1           421,063.12       0.03      7.500         298       85.05        643
LTV > 80 MGIC                              2         1,395,000.00       0.09      6.498         358       90.00        677
LTV > 80 RADIAN                            8         1,904,727.13       0.13      6.338         330       91.08        743
LTV > 80 RMIC                              1           109,871.38       0.01      7.250         297       94.93        709
LTV > 80 Triad                             1           465,000.00       0.03      6.125         324       83.48        659
LTV > 80 United Guaranty                   3           682,692.75       0.05      6.575         306       91.63        723
______________________________________________________________________________________________________________________________
TOTAL                                        16         4,978,354.38       0.33      6.514         330       89.72        705
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                              Original Terms to Stated Maturity
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
    (months)                            Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
300                                           1           224,301.58       0.02      7.250         232       79.99        714
351                                           1           440,000.00       0.03      7.625         347       69.84        748
360                                       1,353     1,306,309,425.98      87.39      6.639         349       68.49        740
480                                          88       187,819,027.96      12.56      7.903         469       63.99        721
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Minimum:                   300
Maximum:                   480
Weighted Average:          375

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                              Remaining Terms to Stated Maturity
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
  (months)                              Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
 180 -  239                                   1           224,301.58       0.02      7.250         232       79.99        714
 240 -  299                                 221        82,407,593.23       5.51      6.162         295       62.29        743
 300 -  359                               1,133     1,224,341,832.75      81.91      6.671         353       68.91        740
 360 -  419                                   5         3,573,148.97       0.24      6.849         395       63.13        726
 420 -  479                                  83       184,245,878.99      12.33      7.923         471       64.01        721
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Minimum:                   232
Maximum:                   478
Weighted Average:          364

______________________________________________________________________________________________________________________________
                                                     Debt-to-Income Ratio
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
     (%)                                Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
 N/A                                         32        30,318,149.90       2.03      7.615         401       64.39        722
 0.01 - 10.00                                65        65,023,641.77       4.35      6.379         349       65.75        740
10.01 - 20.00                               159       160,535,823.29      10.74      6.614         352       69.10        748
20.01 - 30.00                               302       327,947,917.05      21.94      6.787         358       67.17        743
30.01 - 40.00                               525       530,059,933.84      35.46      6.791         368       68.84        740
40.01 - 50.00                               312       327,185,650.94      21.89      6.836         370       67.52        727
50.01 - 60.00                                35        41,978,349.97       2.81      7.260         365       65.10        716
60.01 - 70.00                                 8         7,201,817.92       0.48      7.387         335       74.53        724
70.01 - 80.00                                 3         4,371,768.93       0.29      7.498         413       75.26        765
80.01 +                                       2           169,701.91       0.01      7.375         295       65.39        757
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Non-Zero Minimum:           0.250%
Maximum:                   100.00%
Non-Zero Weighted Average:  32.22%

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Product Type
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
1 MO ARM                                      1           135,651.03       0.01      6.500         301       59.32        744
1 MO ARM Interest-Only                       45        20,232,543.85       1.35      6.914         303       59.86        745
1 MO Hybrid ARM Interest-Only                23        21,622,319.40       1.45      6.044         357       61.34        761
1 MO LIBOR NEGAM                              2         1,113,213.98       0.07      8.027         343       68.62        748
1 YR ARM                                      2           626,119.37       0.04      7.295         297       82.81        686
1 YR ARM Interest-Only                        1           674,161.44       0.05      6.250         314       70.00        634
1 YR MTA NEGAM                              105       353,965,738.83      23.68      8.218         395       65.60        715
10/1 YR Hybrid ARM                           31        17,575,074.78       1.18      6.515         347       69.42        743
10/1 YR Hybrid ARM Interest-Only            330       298,206,297.91      19.95      6.317         354       70.14        747
10/1 YR LIBOR NEGAM                          41        48,054,817.22       3.21      6.952         475       64.30        720
10/6 MO Hybrid ARM                            1         1,871,432.58       0.13      6.250         358       75.00        649
10/6 MO Hybrid ARM Interest-Only             20        21,521,050.00       1.44      6.288         357       75.09        755
3/1 YR Hybrid ARM                            19         4,699,782.78       0.31      7.468         318       60.58        723
3/1 YR Hybrid ARM Interest-Only              10         4,532,409.42       0.30      6.644         311       67.73        728
3/3 YR Hybrid ARM                             1           249,540.29       0.02      5.000         295       75.00        720
3/6 MO Hybrid ARM Interest-Only               1           134,999.89       0.01      7.250         297       50.00        808
5/1 MO Hybrid ARM Interest-Only              12         7,427,500.00       0.50      5.998         358       62.41        737
5/1 YR Hybrid ARM                            16         6,679,005.61       0.45      6.316         320       66.61        741
5/1 YR Hybrid ARM Interest-Only             192       159,704,906.49      10.68      6.114         342       65.78        737
5/6 MO Hybrid ARM                             1            87,927.86       0.01      7.000         359       80.00        763
5/6 MO Hybrid ARM Interest-Only              42        16,445,049.20       1.10      6.541         328       73.52        730
6 MO Hybrid ARM                               1           123,270.60       0.01      7.375         296       94.95        769
6 MO Hybrid ARM Interest-Only                 6         2,086,885.85       0.14      7.174         296       71.71        740
7/1 MO Hybrid ARM Interest-Only               6        13,803,451.25       0.92      5.938         357       68.27        750
7/1 YR Hybrid ARM                            34        25,645,864.36       1.72      6.373         352       69.10        762
7/1 YR Hybrid ARM Interest-Only             479       447,739,613.10      29.95      6.376         352       69.59        749
7/6 MO Hybrid ARM                             2           912,540.25       0.06      6.574         357       88.20        749
7/6 MO Hybrid ARM Interest-Only              18        18,627,311.12       1.25      6.487         357       66.14        737
8/1 YR Hybrid ARM                             1           294,277.06       0.02      7.125         276       74.24        729
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date
______________________________________________________________________________________________________________________________
                                                        Interest Only
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
Interest Only                             1,226     1,080,813,316.14      72.31      6.347         355       68.64        745
Not Interest Only                           217       413,979,439.38      27.69      7.974         388       66.08        719
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                               Prepayment Penalty Original Term
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
   (months)                             Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
None                                      1,206     1,032,107,888.76      69.05      6.440         354       69.29        744
3                                             1         2,500,000.00       0.17      6.000         358       48.08        754
6                                             7        19,872,815.56       1.33      6.701         387       57.05        742
7                                             3         3,981,200.00       0.27      6.271         358       69.64        777
12                                          125       259,458,716.06      17.36      7.810         388       64.34        720
24                                            9         6,964,217.08       0.47      6.447         361       66.56        723
36                                           70       142,094,527.81       9.51      7.753         393       67.84        719
48                                            1           500,000.00       0.03      5.950         358       28.57        747
60                                           21        27,313,390.25       1.83      6.057         351       61.64        738
______________________________________________________________________________________________________________________________
TOTAL
                                          1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                                        Lien Position
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
First Lien                                1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                                      Documentation Type
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
Full/Alternative                              7        29,410,761.76       1.97      8.432         409       59.15        732
Alternative Income                           22         5,050,537.07       0.34      7.355         295       78.02        715
Full                                      1,133       941,730,148.11      63.00      6.292         352       69.57        746
No Ratio                                     13         5,586,420.71       0.37      6.639         344       62.69        737
Stated Income Verified Assets               258       494,510,062.11      33.08      7.610         385       65.33        724
Stated Income Stated Assets                   5        17,136,092.76       1.15      8.269         396       66.22        690
Streamline                                    5         1,368,733.00       0.09      6.226         340       72.09        775
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Loan Purpose
______________________________________________________________________________________________________________________________
                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
Purchase                                    645       622,866,148.72      41.67      6.661         360       73.54        746
Cash Out Refinance                          479       566,115,022.25      37.87      6.957         369       63.48        730
Rate/Term Refinance                         319       305,811,584.55      20.46      6.782         364       64.75        735
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                                        Property Type
______________________________________________________________________________________________________________________________
                                                                                  Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
2-4 Family                                   98        83,683,929.39       5.60      6.536         363       70.74        739
Condo                                       211       160,324,975.75      10.73      6.614         357       71.80        750
Condotel                                     33        17,588,528.30       1.18      6.537         360       76.17        761
Cooperative                                  45        39,068,003.30       2.61      6.570         361       68.18        736
PUD Attached                                 30        15,461,481.98       1.03      6.282         358       71.74        765
PUD Detached                                280       326,971,708.06      21.87      7.059         374       67.62        739
Single Family                               739       848,920,022.88      56.79      6.785         362       66.78        734
Townhouse                                     7         2,774,105.86       0.19      6.236         355       70.89        758
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                                       Occupancy Status
______________________________________________________________________________________________________________________________
                                                                                  Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average      Average     Average   Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                        Loans           ($)           Balance    Coupon        Term         LTV        Fico
______________________________________________________________________________________________________________________________
Owner Occupied                              936     1,088,814,640.86      72.84      6.881         366       67.80        734
Second Home                                 250       291,610,479.74      19.51      6.534         358       67.37        746
Investor                                    257       114,367,634.92       7.65      6.683         359       70.56        754
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________________________________
                                                        Aggregate Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________________________________

                                           Collateral characteristics are listed below as of the Cut-off Date

                                                                       Originator
_________________________________________________________________________________________________________________________________________________________
                                                                                  % of                            Weighted       Weighted       Non-zero
                                                # of                              Principal   Weighted Average     Average        Average       Weighted
      Originator                                Loans   Principal Balance ($)     Balance      Gross Coupon    Remaining Term  Original LTV   Average Fico
_________________________________________________________________________________________________________________________________________________________
Colonial Savings, F.A.                              23          12,205,736.55        0.82              6.577            363         74.17            758
Countrywide Home Loans, Inc.                        93         344,272,819.46       23.03              8.231            397         65.45            713
First Horizon Home Loans Corp.                       3           1,595,999.53        0.11              6.500            357         80.00            741
First Republic Bank                                 49          45,737,529.39        3.06              6.095            353         63.56            751
Mellon Trust of New England, N.A.                    2           1,750,000.00        0.12              6.339            357         37.06            790
Morgan Stanley Credit Corp.                         31           6,621,976.28        0.44              7.360            295         74.61            725
Thornburg Mortgage and others *                  1,241       1,082,274,571.38       72.40              6.371            355         68.83            745
Wells Fargo Home Mortgage                            1             334,122.93        0.02              7.750            295         57.30            679
_________________________________________________________________________________________________________________________________________________________
TOTAL                                            1,443       1,494,792,755.52      100.00              6.798            364         67.93            738
_________________________________________________________________________________________________________________________________________________________

*The majority of these loans were originated pursuant to Thornburg Mortgage Home Loans Inc.'s underwriting guidelines.

______________________________________________________________________________________________________________________________
                                          Aggregate Mortgage Loan Characteristics

                                                           State
______________________________________________________________________________________________________________________________
                                                                                  Weighted      Weighted   Weighted   Non-zero
                                                                         % of      Average       Average   Average    Weighted
                                          # of      Principal Balance   Principal   Gross       Remaining  Original   Average
                                          Loans            ($)          Balance     Coupon        Term      LTV        Fico
______________________________________________________________________________________________________________________________
Alabama                                      7         1,712,135.20       0.11      6.583         310      76.51        762
Alaska                                       2           708,998.58       0.05      5.811         316      77.88        742
Arizona                                     40        30,294,358.98       2.03      6.615         370      70.18        749
Arkansas                                     2           874,538.32       0.06      6.182         342      78.16        767
California                                 330       541,207,458.64      36.21      7.145         374      67.09        733
Colorado                                   119       116,049,174.62       7.76      6.532         357      66.80        754
Connecticut                                 32        45,677,751.60       3.06      6.607         376      62.75        718
Delaware                                     4         4,152,726.10       0.28      6.652         436      69.05        727
District of Columbia                         2         1,419,762.06       0.09      6.636         356      74.02        711
Florida                                    141       144,420,644.52       9.66      6.968         360      68.26        730
Georgia                                    121        47,188,446.00       3.16      6.150         315      65.65        740
Hawaii                                      14        30,461,970.35       2.04      7.371         365      58.07        742
Idaho                                        3         7,501,027.21       0.50      8.864         350      69.26        657
Illinois                                    42        23,372,300.76       1.56      6.385         355      73.90        757
Indiana                                      4         2,198,276.41       0.15      6.803         323      75.23        761
Iowa                                         3           690,344.49       0.05      5.839         304      88.14        757
Kansas                                       1         1,600,000.00       0.11      6.375         357      65.31        741
Kentucky                                     1         2,479,341.25       0.17      6.375         359      66.13        689
Louisiana                                    1           268,000.00       0.02      6.375         358      80.00        789
Maine                                        1           327,656.09       0.02      6.875         476      80.00        799
Maryland                                    16        18,163,928.66       1.22      6.328         361      71.18        727
Massachusetts                               45        39,306,664.51       2.63      6.294         346      68.59        738
Michigan                                    10         7,260,896.25       0.49      7.247         339      74.50        710
Minnesota                                   23        14,656,875.52       0.98      6.294         384      71.34        747
Missouri                                     4         4,464,438.09       0.30      6.259         344      67.13        757
Montana                                      9         9,647,958.56       0.65      6.508         358      74.06        758
Nevada                                      25        26,368,197.64       1.76      7.009         372      70.39        760
New Hampshire                                2         1,325,800.00       0.09      6.267         358      76.16        759
New Jersey                                  33        34,549,348.38       2.31      6.694         355      69.20        707
New Mexico                                  39        15,843,875.35       1.06      6.067         340      75.80        750
New York                                   125       151,691,596.00      10.15      6.572         371      66.06        739
North Carolina                              30        19,128,261.97       1.28      6.504         364      73.70        756
Ohio                                         6         1,446,709.59       0.10      6.476         339      88.18        763
Oklahoma                                     1            85,127.47       0.01      6.125         320      68.48        817
Oregon                                      12         5,601,394.44       0.37      6.213         353      73.20        747
Pennsylvania                                20         9,945,797.00       0.67      6.290         356      75.99        744
Rhode Island                                 1         2,760,000.00       0.18      6.375         358      80.00        799
South Carolina                              32        23,301,667.03       1.56      6.368         354      74.53        748
Tennessee                                    4           809,814.28       0.05      6.562         316      70.96        739
Texas                                       17        15,825,754.00       1.06      6.505         358      73.88        735
Utah                                        23        15,639,814.66       1.05      6.501         354      65.71        762
Vermont                                      2           443,667.59       0.03      7.152         323      59.99        773
Virginia                                    40        34,281,671.24       2.29      6.245         347      67.81        746
Washington                                  39        27,766,290.96       1.86      6.330         356      73.83        748
West Virginia                                1           440,920.14       0.03      7.375         296      52.12        798
Wisconsin                                   12         7,442,875.01       0.50      6.246         369      72.47        741
Wyoming                                      2         3,988,500.00       0.27      6.192         357      71.80        728
______________________________________________________________________________________________________________________________
TOTAL                                    1,443     1,494,792,755.52     100.00      6.798         364      67.93        738
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Gross Margin
______________________________________________________________________________________________________________________________
                                                                                   Weighted      Weighted   Weighted   Non-zero
                                                                         % of       Average       Average   Average    Weighted
                                          # of      Principal Balance   Principal    Gross       Remaining  Original   Average
     (%)                                  Loans            ($)           Balance     Coupon        Term      LTV        Fico
______________________________________________________________________________________________________________________________
0.501 - 1.000                                 9         3,285,482.22       0.22      5.369         347       77.35        754
1.001 - 1.500                                32        11,980,258.62       0.80      6.827         301       58.86        748
1.501 - 2.000                             1,216     1,064,228,750.30      71.20      6.336         355       68.92        746
2.001 - 2.500                                88        90,110,924.00       6.03      6.803         371       61.92        728
2.501 - 3.000                                32        83,266,106.61       5.57      7.796         384       65.02        723
3.001 - 3.500                                36       131,643,656.83       8.81      8.265         390       64.27        722
3.501 - 4.000                                30       110,277,576.94       7.38      8.780         405       70.52        695
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Minimum:                   1.000%
Maximum:                   4.000%
Weighted Average:          2.205%

______________________________________________________________________________________________________________________________
                                                          Floor Rate
______________________________________________________________________________________________________________________________
                                                                                   Weighted      Weighted   Weighted   Non-zero
                                                                         % of       Average       Average   Average    Weighted
                                          # of      Principal Balance   Principal    Gross       Remaining  Original   Average
     (%)                                  Loans            ($)           Balance     Coupon        Term      LTV        Fico
______________________________________________________________________________________________________________________________
0.501 - 1.000                                 9         3,285,482.22       0.22      5.369         347       77.35        754
1.001 - 1.500                                11         3,404,566.94       0.23      6.737         315       61.76        752
1.501 - 2.000                             1,212     1,059,975,806.65      70.91      6.331         355       68.97        746
2.001 - 2.500                                86        93,439,336.08       6.25      6.832         375       61.68        727
2.501 - 3.000                                56        92,168,225.96       6.17      7.711         376       64.23        726
3.001 - 3.500                                39       132,241,760.73       8.85      8.262         390       64.32        722
3.501 - 4.000                                30       110,277,576.94       7.38      8.780         405       70.52        695
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Minimum:                   1.000%
Maximum:                   4.000%
Weighted Average:          2.216%

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Maximum Rate
______________________________________________________________________________________________________________________________
                                                                                   Weighted      Weighted   Weighted   Non-zero
                                                                         % of       Average       Average   Average    Weighted
                                          # of      Principal Balance   Principal    Gross       Remaining  Original   Average
     (%)                                  Loans            ($)           Balance     Coupon        Term      LTV        Fico
______________________________________________________________________________________________________________________________
 8.001 - 8.500                                3           487,967.32       0.03      6.824         296       71.05        768
 8.501 -  9.000                               6         2,366,448.83       0.16      5.466         295       42.17        771
 9.001 -  9.500                              22        10,981,868.39       0.73      4.601         294       59.89        746
 9.501 - 10.000                             116       360,163,961.45      24.09      8.170         394       65.65        715
10.001 - 10.500                              35        16,480,058.86       1.10      5.572         316       60.34        765
10.501 - 11.000                             164       125,411,366.57       8.39      6.071         349       68.65        746
11.001 - 11.500                             788       706,331,450.71      47.25      6.310         353       70.27        748
11.501 - 12.000                             255       228,818,024.53      15.31      6.687         364       66.47        738
12.001 - 12.500                              42        27,307,910.41       1.83      6.865         377       66.54        723
12.501 - 13.000                              11        16,202,948.45       1.08      7.544         418       50.94        712
16.001 - 16.500                               1           240,750.00       0.02      7.625         294       73.85        782
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Minimum:                     8.125%
Maximum:                    16.375%
Weighted Average:           11.027%

______________________________________________________________________________________________________________________________
                                                     Initial Periodic Cap
______________________________________________________________________________________________________________________________
                                                                                   Weighted      Weighted   Weighted   Non-zero
                                                                         % of       Average       Average   Average    Weighted
                                          # of      Principal Balance   Principal    Gross       Remaining  Original   Average
     (%)                                  Loans            ($)           Balance     Coupon        Term      LTV        Fico
______________________________________________________________________________________________________________________________
None                                        194       418,300,418.34      27.98      7.927         387       65.14        720
1.000                                         7         2,210,156.45       0.15      7.185         296       73.01        742
2.000                                         6         2,508,430.80       0.17      6.784         302       69.60        689
4.000                                        30         9,282,609.45       0.62      6.986         314       64.43        728
5.000                                     1,175     1,055,869,164.20      70.64      6.345         356       69.01        745
6.000                                        31         6,621,976.28       0.44      7.360         295       74.61        725
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Non-Zero Minimum:          1.000%
Maximum:                   6.000%
Non-Zero Weighted Average: 4.982%

______________________________________________________________________________________________________________________________
                                           Aggregate Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Periodic Cap
______________________________________________________________________________________________________________________________
                                                                                    Weighted      Weighted  Weighted   Non-zero
                                                                         % of       Average       Average   Average    Weighted
                                          # of      Principal Balance   Principal    Gross       Remaining  Original   Average
     (%)                                  Loans            ($)           Balance     Coupon        Term      LTV        Fico
______________________________________________________________________________________________________________________________
None                                        194       418,300,418.34      27.98      7.927         387       65.14        720
1.000                                        61        54,722,158.68       3.66      6.377         354       71.54        741
2.000                                     1,187     1,021,514,178.50      68.34      6.358         355       68.88        745
5.000                                         1           256,000.00       0.02      6.500         295       69.78        751
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

Non-Zero Minimum:          1.000%
Maximum:                   5.000%
Non-Zero Weighted Average: 1.950%

______________________________________________________________________________________________________________________________
                                                Months to Next Rate Adjustment
______________________________________________________________________________________________________________________________
                                                                                    Weighted      Weighted  Weighted   Non-zero
                                                                         % of       Average       Average   Average    Weighted
                                          # of      Principal Balance   Principal    Gross       Remaining  Original   Average
     (%)                                  Loans            ($)           Balance     Coupon        Term      LTV        Fico
______________________________________________________________________________________________________________________________
   1 -   12                                 245       400,750,532.69      26.81      8.067         385       65.53        717
  13 -   24                                  18         9,813,131.03       0.66      4.484         296       55.73        751
  25 -   36                                   5         2,940,813.67       0.20      6.103         321       64.99        755
  37 -   48                                  13         6,685,875.92       0.45      5.078         295       65.79        743
  49 -   60                                 185       162,781,959.98      10.89      6.226         348       66.67        735
  61 -   72                                  17         8,738,541.07       0.58      5.577         296       59.35        760
  73 -   84                                 528       502,030,906.74      33.59      6.376         352       69.40        749
  97 -  108                                   4         2,067,816.24       0.14      6.017         287       67.35        738
 109 -  120                                 428       398,983,178.18      26.69      6.408         370       69.56        744
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                                             Aggregate Mortgage Loan Characteristics
____________________________________________________________________________________________________________________________________
                               Collateral characteristics are listed below as of the Cut-off Date
____________________________________________________________________________________________________________________________________
                                                            Servicers
____________________________________________________________________________________________________________________________________
                                                                                        Weighted    Weighted   Weighted    Non-zero
                                                                              % of       Average     Average    Average    Weighted
                                                  # of   Principal Balance  Principal    Gross     Remaining   Original    Average
                                                 Loans          ($)          Balance     Coupon       Term        LTV        Fico
____________________________________________________________________________________________________________________________________
Colonial Savings, F.A.                             23       12,205,736.55      0.82      6.577         363       74.17        758
Countrywide Home Loans Servicing LP.               93      344,272,819.46     23.03      8.231         397       65.45        713
First Horizon Home Loans Corp.                      3        1,595,999.53      0.11      6.500         357       80.00        741
First Republic Bank                                49       45,737,529.39      3.06      6.095         353       63.56        751
Mellon Trust of New England, N.A.                   2        1,750,000.00      0.12      6.339         357       37.06        790
Morgan Stanley Credit Corp.                        31        6,621,976.28      0.44      7.360         295       74.61        725
Thornburg Mortgage Home Loans, Inc.             1,241    1,082,274,571.38     72.40      6.371         355       68.83        745
Wells Fargo Bank, N.A.                              1          334,122.93      0.02      7.750         295       57.30        679
____________________________________________________________________________________________________________________________________
TOTAL                                           1,443    1,494,792,755.52    100.00      6.798         364       67.93        738
____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                                     Interest Only Terms
______________________________________________________________________________________________________________________________
                                                                                    Weighted      Weighted  Weighted   Non-zero
                                                                         % of       Average       Average   Average    Weighted
                                          # of      Principal Balance   Principal    Gross       Remaining  Original   Average
     (months)                             Loans            ($)           Balance     Coupon        Term      LTV        Fico
______________________________________________________________________________________________________________________________
None                                        217       413,979,439.38      27.69      7.974         388       66.08        719
36                                            1         1,081,500.00       0.07      6.500         358       70.00        771
60                                           57        41,040,243.03       2.75      6.470         350       62.88        740
84                                           81        98,741,441.28       6.61      6.311         358       71.17        749
115                                           1           381,737.10       0.03      6.375         321       80.00        770
120                                       1,086       939,568,394.73      62.86      6.346         355       68.62        744
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                                 Remaining Interest Only Term
______________________________________________________________________________________________________________________________
                                                                                    Weighted      Weighted  Weighted   Non-zero
                                                                         % of       Average       Average   Average    Weighted
                                          # of      Principal Balance   Principal    Gross       Remaining  Original   Average
     (months)                             Loans            ($)           Balance     Coupon        Term      LTV        Fico
______________________________________________________________________________________________________________________________
None                                        249       421,791,415.66      28.22      7.959         386       66.18        719
1 - 60                                      173        99,294,652.80       6.64      6.085         318       61.29        743
61 - 120                                  1,021       973,706,687.06      65.14      6.368         359       69.36        745
______________________________________________________________________________________________________________________________
TOTAL                                     1,443     1,494,792,755.52     100.00      6.798         364       67.93        738
______________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                                             Aggregate Mortgage Loan Characteristics
____________________________________________________________________________________________________________________________________
                               Collateral characteristics are listed below as of the Cut-off Date
____________________________________________________________________________________________________________________________________
                                                             Channel
____________________________________________________________________________________________________________________________________
                                                                             Weighted    Weighted   Weighted   Non-zero
                                                                              % of       Average     Average    Average    Weighted
                                                 # of    Principal Balance   Principal    Gross    Remaining   Original     Average
                                                 Loans          ($)          Balance      Coupon      Term        LTV        Fico
____________________________________________________________________________________________________________________________________
Bulk                                              130      353,951,712.11     23.68       8.206        394       65.63        714
Correspondent                                     971      879,490,485.01     58.84       6.376        357       68.36        745
Retail                                            188       78,206,624.79      5.23       6.020        325       65.91        750
Wholesale                                         154      183,143,933.61     12.25       6.435        358       71.19        743
____________________________________________________________________________________________________________________________________
TOTAL                                           1,443    1,494,792,755.52    100.00       6.798        364       67.93        738
____________________________________________________________________________________________________________________________________

 _____________________________________________________________________________________________________________________________________
                                              Thornburg 2007-3 Group 1 Mortgage Loan Summary
  ____________________________________________________________________________________________________________________________________
                                      As of the Cut-off Date (July 1, 2007)

 Total Number of Loans                                                148              Primary Mortgage Insurance Coverage
 Total Outstanding Loan Balance                           $403,133,770.03              Yes                                      0.00%
 Average Loan Principal Balance                                $2,723,877              No                                     100.00%
 Fixed Rate                                                         0.00%
 Adjustable Rate (including Hybrids)                              100.00%              Primary Mortgage Insurance Coverage
 Prepayment Penalty                                                79.02%              (First Lien Loans with LTV > 80%)
 Weighted Average Coupon                                           8.067%              Yes                                      0.00%
 Weighted Average Margin                                           3.051%              No                                     100.00%
 Non-Zero Weighted Average Initial Periodic Cap                    5.000%
 Non-Zero Weighted Average Periodic Cap                            2.000%              Primary Mortgage Insurance Coverage
 Weighted Average Maximum Rate                                    10.190%              (First Lien Loans with Effective LTV > 80%)
 Weighted Average Floor Rate                                       3.057%              Yes                                      0.00%
 Weighted Average Original Term (mo.)                                 415              No                                     100.00%
 Weighted Average Remaining Term (mo.)                                405
 Weighted Average Loan Age (mo.)                                       10
 Weighted Average Original LTV                                     65.45%              Prepayment Penalty Term (mo.)
 Non-Zero Weighted Average FICO                                       715              None                                    20.98%
 Non-Zero Weighted Average DTI                                     35.67%              6                                        1.19%
 Interest Only Mortgage Loans                                      11.92%              12                                      50.50%
 First Lien Mortgage Loans                                        100.00%              24                                       0.05%
                                                                                       36                                      27.28%
 Product Type
 10/1 YR LIBOR NEGAM                                               11.92%
 1 MO LIBOR NEGAM                                                   0.28%
 1 YR MTA NEGAM                                                     87.8%              Geographic Distribution
                                                                                       (Other states account individually for less
                                                                                       than
 Loan Purpose                                                                          5% of the Cut-off Date principal balance)
 Purchase                                                          29.00%              CA                                      60.72%
 Cash Out Refinance                                                51.22%              FL                                      11.14%
 Rate/Term Refinance                                               19.78%              NY                                       7.03%

 Servicers
 Colonial Savings, F.A.                                             0.14%
 Countrywide Home Loans Servicing LP.                               85.4%              Occupancy Status
 Thornburg Mortgage Home Loans, Inc.                               14.46%              Primary Home                            88.19%
                                                                                       Second Home                              8.77%
                                                                                       Investment                               3.04%

                                                                                       Loan Documentation
                                                                                       Full
                                                                                       Documentation                            8.69%
                                                                                       Full/Alternative                         7.26%
                                                                                       Stated Income Verified Assets            79.8%
                                                                                       Stated Income Stated Assets              4.25%

  ____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                      Principal Balances
______________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
             ($)                            Loans           ($)          Balance    Coupon        Term        LTV        Fico
______________________________________________________________________________________________________________________________
   100,000.01 -    200,000.00                 1           193,632.08       0.05      6.500         475       69.00        790
   200,000.01 -    300,000.00                 7         1,628,968.35       0.40      7.534         374       67.08        754
   300,000.01 -    400,000.00                 2           665,633.00       0.17      6.875         476       75.30        775
   400,000.01 -    500,000.00                 5         2,286,098.14       0.57      6.721         448       59.63        745
   500,000.01 -    600,000.00                 5         2,721,396.71       0.68      6.729         450       64.66        768
   600,000.01 -    700,000.00                 4         2,510,276.37       0.62      6.416         475       71.37        759
   700,000.01 -    800,000.00                 4         2,957,906.88       0.73      6.929         442       69.54        736
   800,000.01 -    900,000.00                 6         5,051,494.71       1.25      6.792         454       77.13        743
   900,000.01 -  1,000,000.00                 4         3,869,967.85       0.96      6.940         411       73.96        744
 1,000,000.01 -  2,000,000.00                14        19,567,665.20       4.85      7.003         444       69.17        721
 2,000,000.01 -  3,000,000.00                32        89,019,583.49      22.08      8.208         395       67.84        708
 3,000,000.01 -  4,000,000.00                33       112,307,058.95      27.86      8.208         410       65.94        716
 4,000,000.01 -  5,000,000.00                18        78,005,632.97      19.35      8.209         402       62.47        715
 5,000,000.01 -  6,000,000.00                 9        50,475,413.05      12.52      8.271         402       61.92        725
 7,000,000.01 -  8,000,000.00                 3        21,619,376.95       5.36      8.413         389       66.61        695
10,000,000.01 +                               1        10,253,665.33       2.54      7.125         348       58.82        683
______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
______________________________________________________________________________________________________________________________

Minimum:                   $   193,632
Maximum:                   $10,253,665
Average:                   $ 2,732,877

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                        Mortgage Rates
_______________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
      ($)                                   Loans           ($)          Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
 5.501 -  6.000                               4         2,940,967.04       0.73      5.836         475       45.44        754
 6.001 -  6.500                              11         8,056,560.40       2.00      6.378         474       72.51        752
 6.501 -  7.000                              24        27,275,785.40       6.77      6.807         456       69.81        738
 7.001 -  7.500                              12        32,509,181.16       8.06      7.253         417       56.36        709
 7.501 -  8.000                              31        93,478,463.71      23.19      7.807         395       62.73        721
 8.001 -  8.500                              38       134,627,178.34      33.40      8.283         390       64.40        720
 8.501 -  9.000                              28       104,245,633.98      25.86      8.796         408       70.96        696
______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
______________________________________________________________________________________________________________________________

Minimum:                   5.750%
Maximum:                   9.000%
Weighted Average:          8.067%

_______________________________________________________________________________________________________________________________
                                                          FICO Score
_______________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
    FICO                                    Loans           ($)          Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
 N/A                                          1          2,809,467.44      0.70      8.625         350       80.00          0
 501 -  550                                   1          2,865,878.33      0.71      9.000         468       70.00        546
 551 -  600                                   3          7,220,664.73      1.79      8.159         376       69.46        566
 601 -  650                                   7         18,966,124.75      4.70      8.406         432       64.20        631
 651 -  700                                  34        116,084,815.58     28.80      8.130         394       63.77        676
 701 -  750                                  50        144,626,019.15     35.88      7.987         406       65.82        726
 751 -  800                                  44         95,275,620.05     23.63      7.999         420       66.83        766
 801 -  850                                   8         15,285,180.00      3.79      8.012         363       62.21        807
_______________________________________________________________________________________________________________________________
TOTAL                                       148        403,133,770.03    100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Non-Zero Minimum:                   546
Maximum:                            813
Non-Zero Weighted Average:          715

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                Effective Loan-to-Value Ratio
_______________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
        (%)                                 Loans           ($)          Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
  20.01 -   30.00                             1           463,385.75       0.11      6.250         472       28.54        794
  30.01 -   40.00                             4        12,094,735.25       3.00      7.325         474       37.38        710
  40.01 -   50.00                            10        26,805,161.34       6.65      8.116         414       46.94        713
  50.01 -   60.00                            21        75,835,357.99      18.81      7.842         409       56.60        721
  60.01 -   70.00                            55       174,829,291.59      43.37      8.204         398       66.87        714
  70.01 -   80.00                            57       113,105,838.11      28.06      8.080         403       76.72        714
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Minimum:                   28.54%
Maximum:                   80.00%
Weighted Average:          65.44%

_______________________________________________________________________________________________________________________________
                                                 Original Loan-to-Value Ratio
_______________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
        (%)                                 Loans           ($)          Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
  20.01 -   30.00                             1           463,385.75       0.11      6.250         472       28.54        794
  30.01 -   40.00                             4        12,094,735.25       3.00      7.325         474       37.38        710
  40.01 -   50.00                            10        26,805,161.34       6.65      8.116         414       46.94        713
  50.01 -   60.00                            21        75,835,357.99      18.81      7.842         409       56.60        721
  60.01 -   70.00                            56       177,695,169.92      44.08      8.217         399       66.92        712
  70.01 -   80.00                            56       110,239,959.78      27.35      8.056         401       76.90        719
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Minimum:                   28.54%
Maximum:                   80.00%
Weighted Average:          65.45%

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                        Effective Loan-to-Value Ratio Greater Than 80
_______________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
                                            Loans           ($)          Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
LTV > 80 N/A                                  0                 0.00       0.00      0.000           0        0.00          0
_______________________________________________________________________________________________________________________________
TOTAL                                         0                 0.00       0.00      0.000           0        0.00          0
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                              Original Terms to Stated Maturity
_______________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
   (months)                                 Loans           ($)          Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
360                                          69       219,783,091.04      54.52      8.181         350       66.72        711
480                                          79       183,350,678.99      45.48      7.929         471       63.93        720
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Minimum:                   360
Maximum:                   480
Weighted Average:          415

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                              Remaining Terms to Stated Maturity
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
   (months)                                 Loans           ($)          Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
 240 -  299                                   1           217,482.26       0.05      7.625         294       42.33        666
 300 -  359                                  68       219,565,608.78      54.46      8.182         350       66.74        711
 420 -  479                                  79       183,350,678.99      45.48      7.929         471       63.93        720
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Minimum:                   294
Maximum:                   478
Weighted Average:          405

_______________________________________________________________________________________________________________________________
                                                     Debt-to-Income Ratio
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
   (%)                                     Loans           ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
N/A                                           5        19,829,691.24       4.92      8.362         432       62.43        717
10.01 - 20.00                                 7        26,569,798.49       6.59      8.177         366       70.80        749
20.01 - 30.00                                27        73,819,772.82      18.31      8.287         397       64.10        716
30.01 - 40.00                                58       158,468,565.29      39.31      7.966         409       65.71        722
40.01 - 50.00                                40        95,217,040.50      23.62      7.970         413       64.62        699
50.01 - 60.00                                 9        23,795,219.62       5.90      7.981         387       65.58        695
60.01 - 70.00                                 1         2,706,711.14       0.67      8.625         349       75.00        685
70.01 - 80.00                                 1         2,726,970.93       0.68      8.250         469       75.00        748
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Non-Zero Minimum:          10.84%
Maximum:                   71.07%
Non-Zero Weighted Average: 35.67%

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Product Type
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
                                           Loans           ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
10/1 YR LIBOR NEGAM                          41        48,054,817.22      11.92      6.952         475       64.30        720
1 MO LIBOR NEGAM                              2         1,113,213.98       0.28      8.027         343       68.62        748
1 YR MTA NEGAM                              105       353,965,738.83      87.80      8.218         395       65.60        715
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                                        Interest Only
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
                                           Loans           ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
Interest Only                                41        48,054,817.22      11.92      6.952         475       64.30        720
Not Interest Only                           107       355,078,952.81      88.08      8.217         395       65.61        715
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                               Prepayment Penalty Original Term
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
  (months)                                  Loans           ($)           Balance   Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
None                                         52        84,573,353.49      20.98      7.641         407       65.88        730
6                                             1         4,796,982.22       1.19      7.875         477       36.74        700
12                                           59       203,597,874.81      50.50      8.187         402       64.60        711
24                                            1           193,632.08       0.05      6.500         475       69.00        790
36                                           35       109,971,927.43      27.28      8.182         405       67.94        713
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                                        Lien Position
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
                                            Loans           ($)           Balance   Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
First Lien                                  148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                                      Documentation Type
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
                                            Loans           ($)           Balance   Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
Full                                         44        35,015,069.39       8.69      6.811         446       69.96        747
Documentation
Full/Alternative                              6        29,266,761.76       7.26      8.440         409       59.15        732
Stated Income Verified Assets                93       321,715,846.12      79.80      8.158         400       65.49        712
Stated Income Stated Assets                   5        17,136,092.76       4.25      8.269         396       66.22        690
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Loan Purpose
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
                                            Loans           ($)           Balance   Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
Purchase                                     46       116,909,155.51      29.00      8.068         394       72.98        715
Cash Out Refinance                           77       206,480,886.43      51.22      8.041         404       62.37        717
Rate/Term Refinance                          25        79,743,728.09      19.78      8.132         421       62.38        711
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                                        Property Type
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
                                            Loans           ($)           Balance   Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
2-4 Family                                    4         9,087,742.11       2.25      7.565         419       60.29        728
Condo                                        12        23,697,606.41       5.88      8.110         406       69.00        718
Condotel                                      2           614,905.06       0.15      7.382         420       70.33        751
Cooperative                                   4         6,345,639.17       1.57      7.452         392       53.65        720
PUD Attached                                  2         1,121,312.14       0.28      6.910         476       77.56        807
PUD Detached                                 41       123,649,250.79      30.67      8.200         417       66.05        723
Single Family                                83       238,617,314.35      59.19      8.036         398       65.23        710
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                                       Occupancy Status
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of      Principal Balance  Principal  Gross       Remaining   Original   Average
                                            Loans           ($)           Balance   Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
Owner Occupied                              126       355,526,637.70      88.19      8.078         406       65.04        713
Second Home                                  17        35,335,925.18       8.77      7.799         397       68.31        723
Investor                                      5        12,271,207.15       3.04      8.497         388       69.06        759
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                          Originator
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                             # of      Principal Balance  Principal  Gross       Remaining   Original   Average
    Originator                               Loans           ($)           Balance   Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
Countrywide Home Loans, Inc.                   93     344,272,819.46      85.40      8.231         397       65.45        713
Colonial Savings, F.A.                          1         570,664.17       0.14      6.625         478       60.53        735
Thornburg Mortgage and Others *                54      58,290,286.40      14.46      7.108         452       65.53        726
_______________________________________________________________________________________________________________________________
TOTAL                                         148     403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

*The majority of these loans were originated pursuant to Thornburg Mortgage Home Loans Inc.'s underwriting guidelines.

_______________________________________________________________________________________________________________________________
                                           Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                            Collateral characteristics are listed below as of the Cut-off Date

                                                           State
_______________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted  Weighted   Non-zero
                                                                          % of     Average      Average    Average   Weighted
                                           # of     Principal Balance  Principal   Gross       Remaining  Original   Average
                                           Loans          ($)           Balance    Coupon        Term       LTV        Fico
_______________________________________________________________________________________________________________________________
Arizona                                      5         5,331,042.93       1.32      7.953         438      64.09        702
California                                  69       244,793,067.41      60.72      8.154         400      65.46        716
Colorado                                     5         9,700,542.34       2.41      8.236         401      72.96        758
Connecticut                                  5        11,078,960.56       2.75      7.865         463      47.47        676
Delaware                                     1         3,075,989.24       0.76      7.000         473      70.00        725
Florida                                     18        44,902,776.96      11.14      8.101         401      70.33        707
Hawaii                                       5        17,602,575.17       4.37      8.236         371      64.35        744
Idaho                                        1         7,124,467.68       1.77      9.000         350      69.00        653
Illinois                                     1           717,851.44       0.18      6.750         476      80.00        744
Maine                                        1           327,656.09       0.08      6.875         476      80.00        799
Maryland                                     1           802,339.54       0.20      6.375         478      80.00        785
Massachusetts                                1           982,183.81       0.24      6.250         474      69.64        676
Michigan                                     1         2,706,711.14       0.67      8.625         349      75.00        685
Minnesota                                    6         4,746,377.54       1.18      6.872         452      71.44        759
Nevada                                       2         8,165,867.10       2.03      8.366         406      64.09        793
New Jersey                                   3         6,158,575.90       1.53      8.171         361      59.83        656
New York                                    15        28,349,992.16       7.03      7.384         444      58.57        705
North Carolina                               2         3,229,837.99       0.80      8.127         469      71.87        683
Pennsylvania                                 1           863,811.31       0.21      6.625         474      68.80        667
South Carolina                               1           276,928.15       0.07      8.000         351      69.84        749
Utah                                         1           539,419.38       0.13      7.500         349      61.76        750
Wisconsin                                    3         1,656,796.19       0.41      6.982         444      79.70        733
_______________________________________________________________________________________________________________________________
TOTAL                                      148       403,133,770.03     100.00      8.067         405      65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Gross Margin
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of     Principal Balance  Principal   Gross       Remaining   Original   Average
    (%)                                     Loans          ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
1.501 - 2.000                                41        45,736,769.82      11.35      6.827         472       66.66        732
2.001 - 2.500                                12        33,043,116.07       8.20      7.272         416       52.75        710
2.501 - 3.000                                29        82,432,650.37      20.45      7.801         385       64.98        723
3.001 - 3.500                                36       131,643,656.83      32.66      8.265         390       64.27        722
3.501 - 4.000                                30       110,277,576.94      27.36      8.780         405       70.52        695
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Minimum:                   1.675%
Maximum:                   4.000%
Weighted Average:          3.051%

_______________________________________________________________________________________________________________________________
                                                          Floor Rate
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of     Principal Balance  Principal   Gross       Remaining   Original   Average
    (%)                                     Loans          ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
1.501 - 2.000                                40        41,726,440.59      10.35      6.762         471       67.18        736
2.001 - 2.500                                13        37,053,445.30       9.19      7.297         422       53.66        709
2.501 - 3.000                                29        82,432,650.37      20.45      7.801         385       64.98        723
3.001 - 3.500                                36       131,643,656.83      32.66      8.265         390       64.27        722
3.501 - 4.000                                30       110,277,576.94      27.36      8.780         405       70.52        695
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Minimum:                   1.675%
Maximum:                   4.000%
Weighted Average:          3.057%

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Maximum Rate
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of     Principal Balance  Principal   Gross       Remaining   Original   Average
    (%)                                     Loans          ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
 9.501 - 10.000                             106       354,861,470.55      88.03      8.218         395       65.62        715
10.501 - 11.000                               4         2,940,967.04       0.73      5.836         475       45.44        754
11.001 - 11.500                              11         8,056,560.40       2.00      6.378         474       72.51        752
11.501 - 12.000                              22        20,490,997.53       5.08      6.791         473       72.20        727
12.001 - 12.500                               3         6,244,699.44       1.55      7.440         473       63.82        678
12.501 - 13.000                               2        10,539,075.07       2.61      7.739         475       47.78        696
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Minimum:                    9.950%
Maximum:                   12.875%
Weighted Average:          10.190%

_______________________________________________________________________________________________________________________________
                                                     Initial Periodic Cap
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of     Principal Balance  Principal   Gross       Remaining   Original   Average
    (%)                                     Loans          ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
None                                        107       355,078,952.81      88.08      8.217         395       65.61        715
5.000                                        41        48,054,817.22      11.92      6.952         475       64.30        720
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Non-Zero Minimum:          5.000%
Maximum:                   5.000%
Non-Zero Weighted Average: 5.000%

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Periodic Cap
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of     Principal Balance  Principal   Gross       Remaining   Original   Average
    (%)                                     Loans          ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
None                                        107       355,078,952.81      88.08      8.217         395       65.61        715
2.000                                        41        48,054,817.22      11.92      6.952         475       64.30        720
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

Non-Zero Minimum:          2.000%
Maximum:                   2.000%
Non-Zero Weighted Average: 2.000%

_______________________________________________________________________________________________________________________________
                                                Months to Next Rate Adjustment
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                            # of     Principal Balance  Principal   Gross       Remaining   Original   Average
    (months)                                Loans          ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
  1   -    12                               107       355,078,952.81      88.08      8.217         395       65.61        715
  109 -   120                                41        48,054,817.22      11.92      6.952         475       64.30        720
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________
                              Collateral characteristics are listed below as of the Cut-off Date
_______________________________________________________________________________________________________________________________
                                                          Servicers
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average   Weighted
                                                # of  Principal Balance  Principal   Gross       Remaining   Original   Average
                                               Loans         ($)          Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
Countrywide Home Loans Servicing LP.             93   344,272,819.46      85.40      8.231         397       65.45        713
Thornburg Mortgage Home Loans, Inc.              54    58,290,286.40      14.46      7.108         452       65.53        726
Colonial Savings, F.A.                            1       570,664.17       0.14      6.625         478       60.53        735
_______________________________________________________________________________________________________________________________
TOTAL                                           148   403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                                     Interest Only Terms
_______________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                         % of       Average      Average     Average   Weighted
                                           # of    Principal Balance    Principal   Gross       Remaining   Original   Average
         (months)                          Loans         ($)             Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
None                                        107       355,078,952.81      88.08      8.217         395       65.61        715
120                                          41        48,054,817.22      11.92      6.952         475       64.30        720
_______________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_______________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________________
                                            Group 1 Mortgage Loan Characteristics
_____________________________________________________________________________________________________________________________________
                              Collateral characteristics are listed below as of the Cut-off Date
_____________________________________________________________________________________________________________________________________
                                                 Remaining Interest Only Term
_____________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                         % of       Average      Average     Average   Weighted
                                           # of    Principal Balance    Principal   Gross       Remaining   Original   Average
         (months)                          Loans         ($)             Balance    Coupon        Term        LTV        Fico
_____________________________________________________________________________________________________________________________________
None                                        107       355,078,952.81      88.08      8.217         395       65.61        715
61 - 120                                     41        48,054,817.22      11.92      6.952         475       64.30        720
_____________________________________________________________________________________________________________________________________
TOTAL                                       148       403,133,770.03     100.00      8.067         405       65.45        715
_____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________________
                                                             Channel
_____________________________________________________________________________________________________________________________________
                                                                                        Weighted     Weighted    Weighted   Non-zero
                                                                              % of      Average      Average     Average   Weighted
                                                 # of    Principal Balance   Principal  Gross       Remaining   Original   Average
                                                 Loans         ($)           Balance    Coupon        Term        LTV        Fico
_____________________________________________________________________________________________________________________________________
Bulk                                               93      344,272,819.46     85.40      8.231         397       65.45        713
Correspondent                                      55       58,860,950.57     14.60      7.103         453       65.48        726
_____________________________________________________________________________________________________________________________________
TOTAL                                             148      403,133,770.03    100.00      8.067         405       65.45        715
_____________________________________________________________________________________________________________________________________

 _____________________________________________________________________________________________________________________________________
                                  Thornburg 2007-3 Group 2 Mortgage Loan Summary
 _____________________________________________________________________________________________________________________________________
                                                 As of the Cut-off Date (July 1, 2007)
 Total Number of Loans                                                 350          Primary Mortgage Insurance Coverage
 Total Outstanding Loan Balance                            $223,839,753.68          Yes                                         0.58%
 Average Loan Principal Balance                                $639,542.15          No                                         99.42%
 Fixed Rate                                                          0.00%
 Adjustable Rate (including Hybrids)                               100.00%          Primary Mortgage Insurance Coverage
 Prepayment Penalty                                                 13.40%          (First Lien Loans with LTV > 80%)
 Weighted Average Coupon                                            6.273%          Yes                                        23.49%
 Weighted Average Margin                                            1.895%          No                                         76.51%
 Non-Zero Weighted Average Initial Periodic Cap                     4.907%
 Non-Zero Weighted Average Periodic Cap                             1.940%          Primary Mortgage Insurance Coverage
 Weighted Average Maximum Rate                                     11.148%          (First Lien Loans with Effective LTV > 80%)
 Weighted Average Floor Rate                                        1.959%          Yes                                        75.45%
 Weighted Average Original Term (mo.)                                  361          No                                         24.55%
 Weighted Average Remaining Term (mo.)                                 336
 Weighted Average Loan Age (mo.)                                        26
 Weighted Average Original LTV                                      65.79%          Prepayment Penalty Term (mo.)
 Non-Zero Weighted Average FICO                                        736          None                                       86.60%
 Non-Zero Weighted Average DTI                                      30.91%          7                                           0.57%
 Interest Only Mortgage Loans                                       94.37%          12                                          6.26%
 First Lien Mortgage Loans                                         100.00%          24                                          0.98%
                                                                                    36                                          3.10%
 Product Type                                                                       48                                          0.22%
 1 MO ARM                                                            0.06%          60                                          2.26%
 1 MO ARM Interest-Only                                              9.04%
 1 YR ARM                                                            0.28%          Geographic Distribution
 1 YR ARM Interest-Only                                               0.3%          (Other states account individually for less than
 3/1 YR Hybrid ARM                                                    2.1%          5% of the Cut-off Date principal balance)
 3/1 YR Hybrid ARM Interest-Only                                     2.02%          CA                                         19.26%
 3/3 YR Hybrid ARM                                                   0.11%          FL                                         11.31%
 3/6 MO Hybrid ARM Interest-Only                                     0.06%          CO                                          9.49%
 5/1 MO Hybrid ARM Interest-Only                                     3.32%          GA                                          8.88%
 5/1 YR Hybrid ARM                                                   2.98%          NY                                          6.90%
 5/1 YR Hybrid ARM Interest-Only                                    71.35%          VA                                          6.18%
 5/6 MO Hybrid ARM                                                   0.04%
 5/6 MO Hybrid ARM Interest-Only                                     7.35%          Loan Documentation
 6 MO Hybrid ARM                                                     0.06%          Full Documentation                         81.51%
 6 MO Hybrid ARM Interest-Only                                       0.93%          Alternative Income                          2.26%
                                                                                    No Ratio                                    0.69%
                                                                                    Stated Income Verified
                                                                                    Assets                                     15.55%

                                                                                    Servicers
                                                                                    Colonial Savings, F.A.                      0.72%
 Loan Purpose                                                                       First Horizon Home Loans Corp.              0.23%
 Purchase                                                           28.26%          First Republic Bank                         4.49%
 Cash Out Refinance                                                 45.60%          Morgan Stanley Credit Corp.                 2.96%
 Rate/Term Refinance                                                26.14%          Thornburg Mortgage Home Loans, Inc.        91.45%
                                                                                    Wells Fargo Bank, N.A.                      0.15%
 Occupancy Status
 Primary Home                                                       74.38%
 Second Home                                                        17.85%
 Investment                                                          7.77%
 _____________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                      Principal Balances
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of       Average      Average     Average   Weighted
                                            # of    Principal Balance    Principal   Gross       Remaining   Original   Average
              ($)                           Loans         ($)             Balance    Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
         0.01 -    100,000.00                36         2,167,283.09       0.97      7.019         303       65.70        762
   100,000.01 -    200,000.00                44         6,523,822.85       2.91      6.564         313       71.72        740
   200,000.01 -    300,000.00                46        11,635,084.02       5.20      6.421         308       68.71        750
   300,000.01 -    400,000.00                44        15,356,440.84       6.86      6.390         322       68.83        739
   400,000.01 -    500,000.00                36        16,303,033.74       7.28      6.302         317       64.86        745
   500,000.01 -    600,000.00                22        12,349,939.42       5.52      6.368         340       68.23        759
   600,000.01 -    700,000.00                22        14,392,911.53       6.43      6.045         323       68.45        735
   700,000.01 -    800,000.00                17        12,975,442.90       5.80      6.310         324       70.05        740
   800,000.01 -    900,000.00                11         9,440,268.87       4.22      6.433         327       63.09        708
   900,000.01 -  1,000,000.00                18        17,524,532.12       7.83      6.111         332       61.38        745
 1,000,000.01 -  2,000,000.00                39        55,242,745.31      24.68      6.182         348       68.88        749
 2,000,000.01 -  3,000,000.00                 5        13,068,148.99       5.84      6.319         357       71.74        723
 3,000,000.01 -  4,000,000.00                 7        22,910,100.00      10.24      6.163         351       57.22        718
 4,000,000.01 -  5,000,000.00                 3        13,950,000.00       6.23      6.451         346       53.15        690
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Minimum:                   $      873
Maximum:                   $4,750,000
Average:                   $  639,542

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                        Mortgage Rates
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                          % of       Average      Average     Average   Weighted
                                            # of    Principal Balance    Principal   Gross       Remaining   Original   Average
       (%)                                  Loans         ($)             Balance    Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
 3.501 -  4.000                               3         1,160,743.97       0.52      3.928         294       41.26        789
 4.001 -  4.500                              17         8,590,811.33       3.84      4.194         295       56.37        750
 4.501 -  5.000                               4         2,358,723.11       1.05      4.818         295       71.63        746
 5.001 -  5.500                              10         5,157,577.07       2.30      5.384         306       62.29        763
 5.501 -  6.000                              45        40,315,153.25      18.01      5.944         348       65.75        739
 6.001 -  6.500                             134       114,850,661.28      51.31      6.266         347       68.61        734
 6.501 -  7.000                              52        27,978,261.18      12.50      6.831         323       57.21        739
 7.001 -  7.500                              74        20,193,548.76       9.02      7.391         302       68.94        726
 7.501 -  8.000                              11         3,234,273.73       1.44      7.670         302       56.09        725
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Minimum:                   3.750%
Maximum:                   7.750%
Weighted Average:          6.273%

_________________________________________________________________________________________________________________________________
                                                          FICO Score
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance  Principal    Gross      Remaining   Original   Average
       FICO                                 Loans          ($)           Balance     Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
   0 -  550                                   3          1,721,500.00      0.77      6.087         341       74.53        500
 601 -  650                                   9         13,803,481.37      6.17      6.168         321       66.37        634
 651 -  700                                  52         33,853,703.08     15.12      6.387         338       68.26        684
 701 -  750                                 114         77,501,109.47     34.62      6.390         339       65.01        726
 751 -  800                                 149         85,770,454.28     38.32      6.163         333       65.05        776
 801 -  850                                  23         11,189,505.48      5.00      6.123         343       67.40        809
_________________________________________________________________________________________________________________________________
TOTAL                                       350        223,839,753.68    100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Non-Zero Minimum:                   500
Maximum:                            819
Non-Zero Weighted Average:          736

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                Effective Loan-to-Value Ratio
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance  Principal    Gross      Remaining   Original   Average
       (%)                                 Loans           ($)           Balance     Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
  10.01 -   20.00                             3         1,427,950.20       0.64      6.875         296       18.78        751
  20.01 -   30.00                            10         3,741,539.75       1.67      5.265         313       25.17        727
  30.01 -   40.00                            11         8,231,450.50       3.68      6.131         338       36.62        751
  40.01 -   50.00                            33        25,130,200.63      11.23      6.484         328       46.18        738
  50.01 -   60.00                            38        33,062,424.71      14.77      6.193         336       57.08        727
  60.01 -   70.00                            83        54,091,558.86      24.17      6.323         333       66.68        732
  70.01 -   80.00                           164        96,439,747.00      43.08      6.247         341       77.77        742
  80.01 -   90.00                             6         1,481,740.05       0.66      6.982         297       86.25        693
  90.01 -  100.00                             2           233,141.98       0.10      7.316         296       94.94        741
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Minimum:                   16.13%
Maximum:                   94.95%
Weighted Average:          65.34%

_________________________________________________________________________________________________________________________________
                                                 Original Loan-to-Value Ratio
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance  Principal    Gross      Remaining   Original   Average
       (%)                                 Loans           ($)           Balance     Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
  10.01 -   20.00                             3         1,427,950.20       0.64      6.875         296       18.78        751
  20.01 -   30.00                            10         3,741,539.75       1.67      5.265         313       25.17        727
  30.01 -   40.00                            11         8,231,450.50       3.68      6.131         338       36.62        751
  40.01 -   50.00                            32        24,413,240.86      10.91      6.458         329       44.82        741
  50.01 -   60.00                            37        32,704,543.95      14.61      6.180         336       56.61        727
  60.01 -   70.00                            80        53,581,939.58      23.94      6.313         334       66.43        731
  70.01 -   80.00                           160        94,231,433.86      42.10      6.247         341       77.26        742
  80.01 -   90.00                             7         1,571,772.42       0.70      7.004         297       86.00        698
  90.01 -  100.00                            10         3,935,882.56       1.76      6.732         318       97.72        716
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Minimum:                     16.13%
Maximum:                    100.00%
Weighted Average:            65.79%

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                        Effective Loan-to-Value Ratio Greater Than 80
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance  Principal    Gross      Remaining   Original   Average
                                           Loans           ($)           Balance     Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
LTV > 80 No MI                             1           421,063.12       0.19      7.500         298       85.05        643
LTV > 80 RADIAN                            4           774,219.27       0.35      6.819         297       86.62        734
LTV > 80 RMIC                              1           109,871.38       0.05      7.250         297       94.93        709
LTV > 80 United Guaranty                   2           409,728.26       0.18      6.875         297       89.39        692
_________________________________________________________________________________________________________________________________
TOTAL                                         8         1,714,882.03       0.77      7.027         297       87.43        700
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                              Original Terms to Stated Maturity
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance  Principal    Gross      Remaining   Original   Average
     (months)                               Loans           ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
300                                           1           224,301.58       0.10      7.250         232       79.99        714
351                                           1           440,000.00       0.20      7.625         347       69.84        748
360                                         344       220,792,303.13      98.64      6.259         335       65.75        737
480                                           4         2,383,148.97       1.06      7.274         385       67.90        702
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Minimum:                   300
Maximum:                   480
Weighted Average:          361

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                              Remaining Terms to Stated Maturity
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance  Principal    Gross      Remaining   Original   Average
     (months)                               Loans           ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
 180 -  239                                   1           224,301.58       0.10      7.250         232       79.99        714
 240 -  299                                 165        57,297,461.86      25.60      6.352         295       62.02        742
 300 -  359                                 180       163,934,841.27      73.24      6.230         349       67.06        735
 360 -  419                                   4         2,383,148.97       1.06      7.274         385       67.90        702
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Minimum:                   232
Maximum:                   417
Weighted Average:          336

_________________________________________________________________________________________________________________________________
                                                     Debt-to-Income Ratio
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance  Principal    Gross      Remaining   Original   Average
     (%)                                    Loans           ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
N/A                                           7         2,386,946.54       1.07      6.526         316       57.09        749
 0.01 - 10.00                                27        20,459,453.21       9.14      6.274         337       63.21        711
10.01 - 20.00                                44        21,976,648.33       9.82      6.328         335       58.88        745
20.01 - 30.00                                67        54,092,299.78      24.17      6.359         335       62.51        731
30.01 - 40.00                               114        69,049,487.38      30.85      6.131         337       69.33        744
40.01 - 50.00                                73        46,641,932.81      20.84      6.284         342       69.88        738
50.01 - 60.00                                12         6,552,970.91       2.93      6.441         306       58.72        734
60.01 - 70.00                                 3         1,540,312.81       0.69      7.316         295       79.34        705
70.01 - 80.00                                 1           970,000.00       0.43      6.250         298       58.79        789
80.01 +                                       2           169,701.91       0.08      7.375         295       65.39        757
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Non-Zero Minimum:                     2.07%
Maximum:                            100.00%
Non-Zero Weighted Average:           30.91%

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Product Type
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
                                            Loans           ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
1 MO ARM                                      1           135,651.03       0.06      6.500         301       59.32        744
1 MO ARM Interest-Only                       45        20,232,543.85       9.04      6.914         303       59.86        745
1 YR ARM                                      2           626,119.37       0.28      7.295         297       82.81        686
1 YR ARM Interest-Only                        1           674,161.44       0.30      6.250         314       70.00        634
3/1 YR Hybrid ARM                            19         4,699,782.78       2.10      7.468         318       60.58        723
3/1 YR Hybrid ARM Interest-Only              10         4,532,409.42       2.02      6.644         311       67.73        728
3/3 YR Hybrid ARM                             1           249,540.29       0.11      5.000         295       75.00        720
3/6 MO Hybrid ARM Interest-Only               1           134,999.89       0.06      7.250         297       50.00        808
5/1 MO Hybrid ARM Interest-Only              12         7,427,500.00       3.32      5.998         358       62.41        737
5/1 YR Hybrid ARM                            16         6,679,005.61       2.98      6.316         320       66.61        741
5/1 YR Hybrid ARM Interest-Only             192       159,704,906.49      71.35      6.114         342       65.78        737
5/6 MO Hybrid ARM                             1            87,927.86       0.04      7.000         359       80.00        763
5/6 MO Hybrid ARM Interest-Only              42        16,445,049.20       7.35      6.541         328       73.52        730
6 MO Hybrid ARM                               1           123,270.60       0.06      7.375         296       94.95        769
6 MO Hybrid ARM Interest-Only                 6         2,086,885.85       0.93      7.174         296       71.71        740
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                        Interest Only
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
                                            Loans           ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
Interest Only                               309       211,238,456.14      94.37      6.243         337       65.80        737
Not Interest Only                            41        12,601,297.54       5.63      6.785         317       65.62        732
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                               Prepayment Penalty Original Term
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
  (months)                                 Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
None                                        296       193,847,267.74      86.60      6.227         338       66.67        738
7                                             1         1,283,200.00       0.57      6.125         358       75.00        780
12                                           33        14,011,254.21       6.26      6.724         300       57.09        756
24                                            2         2,200,000.00       0.98      6.284         357       51.72        715
36                                           15         6,931,031.73       3.10      6.787         330       67.99        740
48                                            1           500,000.00       0.22      5.950         358       28.57        747
60                                            2         5,067,000.00       2.26      6.156         324       60.62        632
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                        Lien Position
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
                                           Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
First Lien                                  350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                      Documentation Type
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
                                           Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
Alternative Income                           22         5,050,537.07       2.26      7.355         295       78.02        715
Full Documentation                          287       182,456,860.43      81.51      6.193         334       65.91        735
No Ratio                                      5         1,536,451.91       0.69      6.932         327       62.25        773
Stated Income Verified Assets                36        34,795,904.27      15.55      6.508         351       63.56        748
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Loan Purpose
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
                                           Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
Purchase                                    109        63,258,967.00      28.26      6.335         338       73.58        746
Cash Out Refinance                          127       102,065,161.48      45.60      6.281         338       62.04        727
Rate/Term Refinance                         114        58,515,625.20      26.14      6.194         329       63.93        742
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                        Property Type
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
                                           Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
2-4 Family                                    9         7,159,609.96       3.20      6.278         348       71.35        730
Condo                                        45        24,488,294.77      10.94      6.454         333       72.06        750
Condotel                                      2           547,500.00       0.24      6.162         358       58.98        774
Cooperative                                   5         1,807,690.72       0.81      6.847         324       64.86        739
PUD Attached                                 11         7,418,847.03       3.31      6.227         344       65.59        761
PUD Detached                                 72        33,319,324.83      14.89      6.376         328       68.47        744
Single Family                               202       147,442,486.37      65.87      6.215         337       63.81        731
Townhouse                                     4         1,656,000.00       0.74      6.308         358       75.70        742
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                       Occupancy Status
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
                                           Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
Owner Occupied                              253       166,491,502.32      74.38      6.265         332       65.61        736
Second Home                                  51        39,960,049.70      17.85      6.256         343       64.34        736
Investor                                     46        17,388,201.66       7.77      6.394         351       70.90        745
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                          Originator
_________________________________________________________________________________________________________________________________
                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
            Originator                      Loans            ($)          Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
Colonial Savings, F.A.                        3         1,604,616.20       0.72      7.630         295       52.64        723
First Horizon Home Loans Corp.
Retained                                      1           512,000.00       0.23      6.500         357       80.00        800
First Republic Bank                          19        10,054,483.15       4.49      6.400         341       62.87        730
Morgan Stanley Credit Corp.                  31         6,621,976.28       2.96      7.360         295       74.61        725
Thornburg Mortgage and Others *             295       204,712,555.12      91.45      6.218         337       65.73        737
Wells Fargo Home Mortgage                     1           334,122.93       0.15      7.750         295       57.30        679
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

*The majority of these loans were originated pursuant to Thornburg Mortgage Home Loans Inc.'s underwriting guidelines.

_________________________________________________________________________________________________________________________________
                                           Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                            Collateral characteristics are listed below as of the Cut-off Date

                                                           State
_________________________________________________________________________________________________________________________________
                                                                                    Weighted    Weighted  Weighted   Non-zero
                                                                          % of      Average     Average    Average   Weighted
                                           # of     Principal Balance   Principal   Gross      Remaining  Original   Average
                                           Loans            ($)          Balance    Coupon       Term       LTV        Fico
_________________________________________________________________________________________________________________________________
Alabama                                      5         1,342,435.20       0.60      6.674         304      77.90        751
Arizona                                      7         3,877,336.71       1.73      6.462         350      71.01        776
California                                  55        43,100,549.31      19.26      6.308         339      65.53        733
Colorado                                    26        21,243,308.50       9.49      6.416         347      60.63        741
Connecticut                                  6        10,355,999.55       4.63      6.105         336      61.56        677
Delaware                                     1            52,189.26       0.02      7.250         294      55.91        776
Florida                                     34        25,320,419.78      11.31      6.202         331      64.04        726
Georgia                                     59        19,884,259.31       8.88      6.256         302      61.93        748
Hawaii                                       3         3,501,396.63       1.56      5.932         356      69.43        705
Idaho                                        1           163,559.53       0.07      6.500         329      80.00        702
Illinois                                    11         6,200,166.05       2.77      6.387         344      71.45        765
Indiana                                      2           707,062.56       0.32      7.207         299      71.98        781
Iowa                                         1           182,568.74       0.08      7.500         295      82.71        696
Maryland                                     5         9,012,069.76       4.03      6.370         356      65.24        719
Massachusetts                               19        11,162,211.34       4.99      6.240         330      64.45        731
Michigan                                     4         2,874,766.42       1.28      6.541         332      73.06        731
Minnesota                                    5         3,858,249.39       1.72      5.920         345      76.57        739
Montana                                      1           650,000.00       0.29      6.875         359      60.47        756
Nevada                                       6         2,698,900.00       1.21      6.698         356      76.17        729
New Jersey                                   3         2,246,032.37       1.00      6.210         349      75.27        665
New Mexico                                  13         6,943,060.33       3.10      6.179         329      75.16        749
New York                                    16        15,433,993.50       6.90      6.344         346      68.35        744
North Carolina                              11         5,013,748.36       2.24      5.891         321      69.78        774
Ohio                                         3           253,274.94       0.11      7.099         302      74.14        735
Oklahoma                                     1            85,127.47       0.04      6.125         320      68.48        817
Oregon                                       4           902,444.48       0.40      6.248         350      73.49        759
Pennsylvania                                 5         1,732,355.10       0.77      6.223         345      78.33        760
South Carolina                               5         1,321,531.05       0.59      5.461         304      80.20        756
Tennessee                                    1           211,113.37       0.09      7.375         295      45.33        680
Texas                                        4         1,081,287.40       0.48      6.784         312      75.39        733
Utah                                         7         3,710,443.11       1.66      6.510         345      56.31        759
Vermont                                      1           233,667.59       0.10      7.625         295      50.99        765
Virginia                                    17        13,822,531.86       6.18      6.128         336      61.40        751
Washington                                   3         1,590,350.00       0.71      6.474         358      80.00        731
West Virginia                                1           440,920.14       0.20      7.375         296      52.12        798
Wisconsin                                    4         2,630,424.57       1.18      5.529         341      68.24        758
_________________________________________________________________________________________________________________________________
TOTAL                                      350       223,839,753.68     100.00      6.273         336      65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Gross Margin
_________________________________________________________________________________________________________________________________
                                                                                    Weighted    Weighted   Weighted   Non-zero
                                                                           % of      Average     Average    Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
      (%)                                  Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
0.501 - 1.000                                 1           333,728.90       0.15      3.750         295       23.60        786
1.001 - 1.500                                32        11,980,258.62       5.35      6.827         301       58.86        748
1.501 - 2.000                               273       191,842,340.96      85.71      6.172         339       66.26        737
2.001 - 2.500                                42        19,144,246.02       8.55      6.954         325       66.16        726
2.501 - 3.000                                 2           539,179.18       0.24      7.417         295       65.26        715
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Minimum:                   1.000%
Maximum:                   2.750%
Weighted Average:          1.895%

_________________________________________________________________________________________________________________________________
                                                          Floor Rate
_________________________________________________________________________________________________________________________________
                                                                                    Weighted    Weighted   Weighted   Non-zero
                                                                           % of      Average     Average    Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
      (%)                                  Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
0.501 - 1.000                                 1           333,728.90       0.15      3.750         295       23.60        786
1.001 - 1.500                                11         3,404,566.94       1.52      6.737         315       61.76        752
1.501 - 2.000                               268       190,529,726.54      85.12      6.165         339       66.30        737
2.001 - 2.500                                41        19,532,328.87       8.73      6.928         324       66.07        725
2.501 - 3.000                                26         9,441,298.53       4.22      6.950         295       57.30        749
3.001 - 3.500                                 3           598,103.90       0.27      7.573         296       75.73        775
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Minimum:                   1.000%
Maximum:                   3.375%
Weighted Average:          1.959%

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Maximum Rate
_________________________________________________________________________________________________________________________________
                                                                                    Weighted    Weighted   Weighted   Non-zero
                                                                           % of      Average     Average    Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
      (%)                                  Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
 8.001 -  8.500                               3           487,967.32       0.22      6.824         296       71.05        768
 8.501 -  9.000                               6         2,366,448.83       1.06      5.466         295       42.17        771
 9.001 -  9.500                              20         9,397,440.78       4.20      4.639         294       56.54        744
 9.501 - 10.000                               7         3,310,823.83       1.48      5.098         295       70.05        746
10.001 - 10.500                              22         6,853,610.89       3.06      5.887         304       62.77        755
10.501 - 11.000                              80        53,812,939.22      24.04      6.257         335       64.76        739
11.001 - 11.500                             133       111,448,616.38      49.79      6.290         346       68.42        735
11.501 - 12.000                              50        25,540,208.77      11.41      6.824         335       62.40        725
12.001 - 12.500                              19         4,717,074.28       2.11      6.922         320       75.35        738
12.501 - 13.000                               9         5,663,873.38       2.53      7.183         310       56.84        742
16.001 - 16.500                               1           240,750.00       0.11      7.625         294       73.85        782
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Minimum:                    8.125%
Maximum:                   16.375%
Weighted Average:          11.148%

_________________________________________________________________________________________________________________________________
                                                     Initial Periodic Cap
_________________________________________________________________________________________________________________________________
                                                                                    Weighted    Weighted   Weighted   Non-zero
                                                                           % of      Average     Average    Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
      (%)                                  Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
None                                         58        27,795,694.88      12.42      6.667         317       60.54        743
1.000                                         7         2,210,156.45       0.99      7.185         296       73.01        742
2.000                                         5         2,214,153.74       0.99      6.739         306       68.98        684
4.000                                        30         9,282,609.45       4.15      6.986         314       64.43        728
5.000                                       219       175,715,162.88      78.50      6.115         342       66.23        737
6.000                                        31         6,621,976.28       2.96      7.360         295       74.61        725
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Non-Zero Minimum:          1.000%
Maximum:                   6.000%
Non-Zero Weighted Average: 4.907%

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Periodic Cap
_________________________________________________________________________________________________________________________________
                                                                                    Weighted    Weighted   Weighted   Non-zero
                                                                           % of      Average     Average    Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
      (%)                                  Loans            ($)           Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
None                                         58        27,795,694.88      12.42      6.667         317       60.54        743
1.000                                        20        11,789,824.73       5.27      6.371         341       71.76        735
2.000                                       272       184,254,234.07      82.32      6.208         338       66.20        736
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

Non-Zero Minimum:          1.000%
Maximum:                   2.000%
Non-Zero Weighted Average: 1.940%

_________________________________________________________________________________________________________________________________
                                                Months to Next Rate Adjustment
_________________________________________________________________________________________________________________________________
                                                                                    Weighted    Weighted   Weighted   Non-zero
                                                                           % of      Average     Average    Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
      (months)                              Loans            ($)         Balance     Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
  1 -    12                                 137        45,377,302.82      20.27      6.900         302       64.89        735
  13 -   24                                  18         9,813,131.03       4.38      4.484         296       55.73        751
  25 -   36                                   5         2,940,813.67       1.31      6.103         321       64.99        755
  37 -   48                                   9         3,816,800.71       1.71      5.494         295       60.59        748
  49 -   60                                 181       161,891,705.45      72.32      6.228         349       66.79        735
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                            Servicers
_________________________________________________________________________________________________________________________________
                                                                                       Weighted     Weighted   Weighted   Non-zero
                                                                               % of     Average      Average    Average   Weighted
                                                  # of   Principal Balance   Principal  Gross       Remaining   Original   Average
                                                  Loans          ($)         Balance    Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
Colonial Savings, F.A.                              3       1,604,616.20       0.72      7.630         295       52.64        723
First Horizon Home Loans Corp.                      1         512,000.00       0.23      6.500         357       80.00        800
First Republic Bank                                19      10,054,483.15       4.49      6.400         341       62.87        730
Morgan Stanley Credit Corp.                        31       6,621,976.28       2.96      7.360         295       74.61        725
Thornburg Mortgage Home Loans, Inc.               295     204,712,555.12      91.45      6.218         337       65.73        737
Wells Fargo Bank, N.A.                              1         334,122.93       0.15      7.750         295       57.30        679
_________________________________________________________________________________________________________________________________
TOTAL                                             350     223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 2 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                     Interest Only Terms
_________________________________________________________________________________________________________________________________
                                                                                    Weighted    Weighted   Weighted   Non-zero
                                                                           % of      Average     Average    Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
      (months)                              Loans            ($)         Balance     Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
None                                         41        12,601,297.54       5.63      6.785         317       65.62        732
36                                            1         1,081,500.00       0.48      6.500         358       70.00        771
60                                           56        39,850,243.03      17.80      6.484         348       63.16        739
120                                         252       170,306,713.11      76.08      6.185         334       66.39        736
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                 Remaining Interest Only Term
_________________________________________________________________________________________________________________________________
                                                                                    Weighted    Weighted   Weighted   Non-zero
                                                                           % of      Average     Average    Average   Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
      (months)                              Loans            ($)         Balance     Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
None                                         72        19,223,273.82       8.59      6.983         310       68.72        729
1   - 60                                    130        77,994,001.13      34.84      6.216         324       60.55        743
61 - 120                                    148       126,622,478.73      56.57      6.201         347       68.58        733
_________________________________________________________________________________________________________________________________
TOTAL                                       350       223,839,753.68     100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                             Channel
_________________________________________________________________________________________________________________________________
                                                                                       Weighted    Weighted   Weighted   Non-zero
                                                                              % of      Average     Average    Average   Weighted
                                                 # of    Principal Balance   Principal   Gross      Remaining   Original   Average
                                                 Loans           ($)         Balance     Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
Bulk                                               34        8,443,000.18      3.77      7.400         308       72.18        720
Correspondent                                     217      152,155,228.45     67.98      6.235         337       66.07        736
Retail                                             80       34,682,148.20     15.49      5.995         317       65.39        741
Wholesale                                          19       28,559,376.85     12.76      6.481         358       62.93        740
_________________________________________________________________________________________________________________________________
TOTAL                                             350      223,839,753.68    100.00      6.273         336       65.79        736
_________________________________________________________________________________________________________________________________

 _____________________________________________________________________________________________________________________________________
                                             Thornburg 2007-3 Group 3 Mortgage Loan Summary
 _____________________________________________________________________________________________________________________________________

                                                As of the Cut-off Date (July 1, 2007)

 Total Number of Loans                                                 540      Primary Mortgage Insurance Coverage
 Total Outstanding Loan Balance                            $507,023,057.14      Yes                                             0.17%
 Average Loan Principal Balance                                   $938,932      No                                             99.83%
 Fixed Rate                                                          0.00%
 Adjustable Rate (including Hybrids)                               100.00%      Primary Mortgage Insurance Coverage
 Prepayment Penalty                                                 11.91%      (First Lien Loans with LTV > 80%)
 Weighted Average Coupon                                            6.369%      Yes                                             8.48%
 Weighted Average Margin                                            1.896%      No                                             91.52%
 Non-Zero Weighted Average Initial Periodic Cap                     4.998%
 Non-Zero Weighted Average Periodic Cap                             1.962%      Primary Mortgage Insurance Coverage
 Weighted Average Maximum Rate                                     11.396%      (First Lien Loans with Effective LTV > 80%)
 Weighted Average Floor Rate                                        1.895%      Yes                                           100.00%
 Weighted Average Original Term (mo.)                                  360      No                                              0.00%
 Weighted Average Remaining Term (mo.)                                 352
 Weighted Average Loan Age (mo.)                                         8
 Weighted Average Original LTV                                      69.44%      Prepayment Penalty Term (mo.)
 Non-Zero Weighted Average FICO                                        749      None                                           88.09%
 Non-Zero Weighted Average DTI                                      30.38%      3                                               0.49%
 Interest Only Mortgage Loans                                       94.70%      6                                               2.08%
 First Lien Mortgage Loans                                         100.00%      7                                               0.39%
                                                                                12                                              5.35%
 Product Type                                                                   24                                              0.36%
 7/1 MO Hybrid ARM Interest-Only                                     2.72%      36                                              1.41%
 7/1 YR Hybrid ARM                                                   5.06%      60                                              1.83%
 7/1 YR Hybrid ARM Interest-Only                                    88.31%
 7/6 MO Hybrid ARM                                                   0.18%      Geographic Distribution
 7/6 MO Hybrid ARM Interest-Only                                     3.67%      (Other states account individually for less than
                                                                                5% of the Cut-off Date principal
 8/1 YR Hybrid ARM                                                   0.06%      balance)
                                                                                CA                                             25.28%
                                                                                FL                                             12.57%
 Loan Purpose                                                                   CO                                             10.72%
 Purchase                                                           50.16%      NY                                             10.14%
 Cash Out Refinance                                                 28.95%
 Rate/Term Refinance                                                20.89%      Loan Documentation
                                                                                Full Documentation                             81.88%
                                                                                Full/Alternative                                0.03%
                                                                                No Ratio                                        0.27%
 Occupancy                                                                      Stated Income Verified
                                                                                Assets                                         17.70%
 Primary Home                                                       64.35%      Streamline                                      0.12%
 Second Home                                                        26.51%
 Investment                                                          9.13%      Servicers
                                                                                Colonial Savings, F.A.                          1.51%
                                                                                First Horizon Home Loans Corp.                  0.21%
                                                                                First Republic Bank                             2.72%
                                                                                Thornburg Mortgage Home Loans, Inc.            95.56%

_____________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                      Principal Balances
_________________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                           % of    Average       Average    Average    Weighted
                                            # of    Principal Balance    Principal  Gross       Remaining   Original    Average
               ($)                          Loans           ($)           Balance   Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
         0.01 -    100,000.00                 8           694,419.24       0.14      6.160         326       62.74        738
   100,000.01 -    200,000.00                60         9,765,836.13       1.93      6.348         341       72.50        747
   200,000.01 -    300,000.00                68        17,080,698.58       3.37      6.332         338       70.14        760
   300,000.01 -    400,000.00                37        13,114,788.95       2.59      6.244         344       72.51        750
   400,000.01 -    500,000.00                51        23,419,515.54       4.62      6.290         346       73.17        733
   500,000.01 -    600,000.00                40        22,169,053.53       4.37      6.345         346       72.73        751
   600,000.01 -    700,000.00                38        24,486,205.55       4.83      6.378         352       73.94        757
   700,000.01 -    800,000.00                22        16,578,765.83       3.27      6.376         346       75.63        736
   800,000.01 -    900,000.00                17        14,391,386.67       2.84      6.294         347       74.58        741
   900,000.01 -  1,000,000.00                26        25,205,992.25       4.97      6.282         351       64.09        768
 1,000,000.01 -  2,000,000.00               122       182,557,447.42      36.01      6.377         355       72.13        750
 2,000,000.01 -  3,000,000.00                37        89,798,969.33      17.71      6.275         355       69.17        745
 3,000,000.01 -  4,000,000.00                 9        30,547,478.12       6.02      6.408         358       60.39        734
 4,000,000.01 -  5,000,000.00                 1         4,750,000.00       0.94      5.900         357       60.90        774
 5,000,000.01 -  6,000,000.00                 1         5,225,000.00       1.03      6.750         359       55.00        726
 6,000,000.01 -  7,000,000.00                 1         6,900,000.00       1.36      6.500         358       46.00        798
 7,000,000.01 -  8,000,000.00                 1         7,837,500.00       1.55      7.000         358       55.00        742
10,000,000.01 +                               1        12,500,000.00       2.47      7.000         330       54.35        763
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

Minimum:                   $    67,500
Maximum:                   $12,500,000
Average:                   $   938,932

_________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                        Mortgage Rates
_________________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                           % of    Average       Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross     Remaining   Original    Average
       ($)                                  Loans           ($)           Balance   Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
 4.001 -  4.500                               2         1,584,427.61       0.31      4.375         297       79.79        760
 4.501 -  5.000                               2         1,284,647.60       0.25      4.709         295       63.98        709
 5.001 -  5.500                               1           348,998.08       0.07      5.375         297       37.53        782
 5.501 -  6.000                              55        54,787,150.18      10.81      5.939         356       71.72        757
 6.001 -  6.500                             375       335,728,943.57      66.22      6.309         351       69.99        751
 6.501 -  7.000                             100       107,528,918.51      21.21      6.784         355       66.41        740
 7.001 -  7.500                               5         5,759,971.59       1.14      7.158         353       72.74        706
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

Minimum:                   4.375%
Maximum:                   7.250%
Weighted Average:          6.369%

_________________________________________________________________________________________________________________________________
                                                          FICO Score
_________________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                           % of     Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
       FICO                                 Loans           ($)           Balance   Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
     N/A                                      1          2,630,000.00      0.52      7.000         358       48.88          0
 601 -  650                                  11          5,933,145.18      1.17      6.220         334       61.99        624
 651 -  700                                  66         61,699,222.09     12.17      6.440         351       71.20        683
 701 -  750                                 157        148,626,316.09     29.31      6.381         353       70.51        725
 751 -  800                                 254        258,149,355.95     50.91      6.349         353       68.61        775
 801 -  850                                  51         29,985,017.83      5.91      6.302         348       70.97        806
_________________________________________________________________________________________________________________________________
TOTAL                                       540        507,023,057.14    100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

Non-Zero Minimum:                   601
Maximum:                            819
Non-Zero Weighted Average:          749

_________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                Effective Loan-to-Value Ratio
_________________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                           % of     Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
       (%)                                  Loans           ($)           Balance   Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
  10.01 -   20.00                             2           930,000.00       0.18      6.371         357       14.74        802
  20.01 -   30.00                             7         7,817,104.24       1.54      6.250         350       24.67        761
  30.01 -   40.00                            12         7,211,875.45       1.42      6.281         348       36.32        777
  40.01 -   50.00                            28        36,256,376.60       7.15      6.331         355       46.53        760
  50.01 -   60.00                            42        56,418,750.58      11.13      6.631         346       55.73        746
  60.01 -   70.00                            84       108,855,729.79      21.47      6.360         351       66.44        738
  70.01 -   80.00                           362       288,660,455.99      56.93      6.332         353       78.29        751
  80.01 -   90.00                             2           599,800.00       0.12      6.041         332       84.95        676
  90.01 -  100.00                             1           272,964.49       0.05      6.125         321       95.00        771
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

Minimum:                   12.00%
Maximum:                   95.00%
Weighted Average:          69.13%

_________________________________________________________________________________________________________________________________
                                                 Original Loan-to-Value Ratio
_________________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                           % of     Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
       (%)                                  Loans           ($)           Balance   Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
  10.01 -   20.00                             2           930,000.00       0.18      6.371         357       14.74        802
  20.01 -   30.00                             7         7,817,104.24       1.54      6.250         350       24.67        761
  30.01 -   40.00                            12         7,211,875.45       1.42      6.281         348       36.32        777
  40.01 -   50.00                            28        36,256,376.60       7.15      6.331         355       46.53        760
  50.01 -   60.00                            42        56,418,750.58      11.13      6.631         346       55.73        746
  60.01 -   70.00                            84       108,855,729.79      21.47      6.360         351       66.44        738
  70.01 -   80.00                           354       279,242,573.52      55.07      6.337         353       77.77        751
  80.01 -   90.00                             5         5,522,378.41       1.09      6.097         354       87.62        743
  90.01 -  100.00                             6         4,768,268.55       0.94      6.235         352       99.71        779
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

Minimum:                   12.00%
Maximum:                  100.00%
Weighted Average:          69.44%

_________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                        Effective Loan-to-Value Ratio Greater Than 80
_________________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                           % of     Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
                                            Loans           ($)           Balance   Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
LTV > 80 RADIAN                            1           134,800.00       0.03      5.750         358       90.00        735
LTV > 80 TRIAD                             1           465,000.00       0.09      6.125         324       83.48        659
LTV > 80 United Guaranty                   1           272,964.49       0.05      6.125         321       95.00        771
_________________________________________________________________________________________________________________________________
TOTAL                                         3           872,764.49       0.17      6.067         328       88.09        706
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                              Original Terms to Stated Maturity
_________________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                           % of     Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
       (months)                            Loans           ($)           Balance   Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
360                                         537       506,343,057.14      99.87      6.368         352       69.43        749
480                                           3           680,000.00       0.13      6.713         477       80.00        774
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

Minimum:                   360
Maximum:                   480
Weighted Average:          360

_________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                              Remaining Terms to Stated Maturity
_________________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                           % of     Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
       (months)                            Loans           ($)           Balance     Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
 240 -  299                                  29          12465802.87       2.46      5.783         294       67.02        738
 300 -  359                                 508         493877254.27      97.41      6.383         353       69.49        749
 420 -  479                                   3            680000.00       0.13      6.713         477       80.00        774
_________________________________________________________________________________________________________________________________
TOTAL                                       540         507023057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

Minimum:                   275
Maximum:                   478
Weighted Average:          352

_________________________________________________________________________________________________________________________________
                                                     Debt-to-Income Ratio
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
       (%)                                 Loans           ($)            Balance    Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
 N/A                                         11         3,409,832.36       0.67      6.049         348       66.56        705
 0.01 - 10.00                                20        23,086,594.79       4.55      6.481         356       67.60        748
10.01 - 20.00                                70        68,206,885.21      13.45      6.298         351       71.73        749
20.01 - 30.00                               137       136,147,075.50      26.85      6.360         350       69.27        756
30.01 - 40.00                               183       159,258,260.41      31.41      6.351         352       69.85        749
40.01 - 50.00                               110       108,168,974.61      21.33      6.448         355       67.57        742
50.01 - 60.00                                 7         6,110,021.18       1.21      6.217         352       77.72        745
60.01 - 70.00                                 2         2,635,413.08       0.52      6.250         344       72.32        770
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

Non-Zero Minimum:                    0.25%
Maximum:                            60.70%
Non-Zero Weighted Average:          30.38%

_________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Product Type
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
                                            Loans           ($)           Balance    Coupon        Term       LTV        Fico
_________________________________________________________________________________________________________________________________
7/1 MO Hybrid ARM Interest-Only               6        13,803,451.25       2.72      5.938         357       68.27        750
7/1 YR Hybrid ARM                            34        25,645,864.36       5.06      6.373         352       69.10        762
7/1 YR Hybrid ARM Interest-Only             479       447,739,613.10      88.31      6.376         352       69.59        749
7/6 MO Hybrid ARM                             2           912,540.25       0.18      6.574         357       88.20        749
7/6 MO Hybrid ARM Interest-Only              18        18,627,311.12       3.67      6.487         357       66.14        737
8/1 YR Hybrid ARM                             1           294,277.06       0.06      7.125         276       74.24        729
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                        Interest Only
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
                                            Loans           ($)           Balance    Coupon        Term       LTV        Fico
_________________________________________________________________________________________________________________________________
Interest Only                               503       480,170,375.47      94.70      6.368         352       69.42        748
Not Interest Only                            37        26,852,681.67       5.30      6.388         351       69.81        761
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                               Prepayment Penalty Original Term
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
       (months)                            Loans           ($)           Balance    Coupon        Term       LTV        Fico
_________________________________________________________________________________________________________________________________
None                                        502       446,623,269.26      88.09      6.384         351       70.17        748
3                                             1         2,500,000.00       0.49      6.000         358       48.08        754
6                                             4        10,565,833.34       2.08      6.271         358       67.09        763
7                                             1         1,955,000.00       0.39      6.375         358       70.00        769
12                                           19        27,130,818.45       5.35      6.386         354       60.60        752
24                                            3         1,848,400.00       0.36      6.562         357       75.83        725
36                                            5         7,137,728.31       1.41      6.047         354       70.51        731
60                                            5         9,262,007.78       1.83      6.018         358       66.72        765
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                        Lien Position
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal   Gross      Remaining   Original    Average
                                           Loans           ($)           Balance    Coupon        Term       LTV        Fico
_________________________________________________________________________________________________________________________________
First Lien                                  540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                      Documentation Type
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal    Gross      Remaining   Original    Average
                                           Loans           ($)           Balance     Coupon        Term       LTV        Fico
_________________________________________________________________________________________________________________________________
Full/Alternative                              1           144,000.00       0.03      6.750         357       58.06        787
Full Documentation                          450       415,146,054.64      81.88      6.314         351       70.41        750
No Ratio                                      3         1,393,917.04       0.27      6.292         353       53.67        706
Stated Income Verified Assets                83        89,738,264.46      17.70      6.624         357       65.26        746
Streamline                                    3           600,821.00       0.12      6.155         334       68.93        760
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________
                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Loan Purpose
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal    Gross      Remaining   Original    Average
                                           Loans           ($)           Balance     Coupon        Term       LTV        Fico
_________________________________________________________________________________________________________________________________
Purchase                                    272       254,307,622.83      50.16      6.356         354       74.03        756
Cash Out Refinance                          156       146,802,180.19      28.95      6.379         352       64.79        741
Rate/Term Refinance                         112       105,913,254.12      20.89      6.384         346       64.87        743
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                        Property Type
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal    Gross      Remaining   Original    Average
                                           Loans           ($)           Balance     Coupon        Term       LTV        Fico
_________________________________________________________________________________________________________________________________
2-4 Family                                   42        33,209,531.20       6.55      6.488         357       72.76        738
Condo                                        89        63,346,764.99      12.49      6.342         350       72.97        755
Condotel                                     19        11,189,689.51       2.21      6.502         358       76.74        761
Cooperative                                  16        15,497,800.37       3.06      6.415         357       68.86        735
PUD Attached                                 11         4,674,503.89       0.92      6.250         355       76.20        759
PUD Detached                                103       110,677,109.38      21.83      6.399         350       66.86        748
Single Family                               259       267,862,671.34      52.83      6.342         352       68.85        749
Townhouse                                     1           564,986.46       0.11      6.250         347       80.00        800
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                                       Occupancy Status
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal    Gross      Remaining   Original    Average
                                           Loans           ($)           Balance     Coupon        Term       LTV        Fico
_________________________________________________________________________________________________________________________________
Owner Occupied                              315       326,272,042.26      64.35      6.338         350       69.93        747
Second Home                                 107       134,435,036.23      26.51      6.398         355       67.03        751
Investor                                    118        46,315,978.65       9.13      6.501         356       73.01        753
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                          Originator
_________________________________________________________________________________________________________________________________
                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average      Average    Average    Weighted
                                            # of    Principal Balance    Principal    Gross      Remaining   Original    Average
        Originator                         Loans           ($)            Balance    Coupon       Term        LTV        Fico
_________________________________________________________________________________________________________________________________
Colonial Savings, F,A.                       15         7,630,765.32       1.51      6.358         367       78.80        772
First Horizon Home Loans Corp.                2         1,083,999.53       0.21      6.500         357       80.00        712
First Republic Bank                           6        13,803,451.25       2.72      5.938         357       68.27        750
Thornburg Mortgage and Others *             517       484,504,841.04      95.56      6.381         351       69.31        749
_________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_________________________________________________________________________________________________________________________________

*The majority of these loans were originated pursuant to Thornburg Mortgage Home Loans Inc.'s underwriting guidelines.

______________________________________________________________________________________________________________________________
                                           Group 3 Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                            Collateral characteristics are listed below as of the Cut-off Date

                                                           State
________________________________________________________________________________________________________________________________
                                                                                   Weighted     Weighted   Weighted   Non-zero
                                                                         % of      Average      Average    Average    Weighted
                                           # of     Principal Balance   Principal   Gross      Remaining  Original    Average
                                           Loans          ($)           Balance     Coupon       Term        LTV        Fico
________________________________________________________________________________________________________________________________
Alabama                                      1           264,000.00       0.05      6.250         321      80.00        805
Alaska                                       1           225,000.00       0.04      6.750         358      75.00        773
Arizona                                     21        15,622,905.52       3.08      6.254         357      69.46        755
Arkansas                                     2           874,538.32       0.17      6.182         342      78.16        767
California                                 100       128,197,215.02      25.28      6.371         355      70.93        747
Colorado                                    49        54,357,703.90      10.72      6.424         355      65.50        759
Connecticut                                 12        17,474,041.49       3.45      6.188         353      68.73        760
Delaware                                     1           424,647.60       0.08      4.625         298      55.34        746
District of Columbia                         2         1,419,762.06       0.28      6.636         356      74.02        711
Florida                                     67        63,748,316.25      12.57      6.545         346      68.34        748
Georgia                                     39        19,215,520.01       3.79      5.999         324      67.35        734
Hawaii                                       3         7,157,999.98       1.41      6.233         356      36.02        749
Idaho                                        1           213,000.00       0.04      6.125         357      69.84        747
Illinois                                    16         7,601,284.45       1.50      6.380         353      75.03        746
Indiana                                      1           964,000.00       0.19      6.125         322      75.00        769
Iowa                                         2           507,775.75       0.10      5.241         307      90.10        779
Maryland                                     4         3,867,425.54       0.76      6.231         355      76.38        737
Massachusetts                               15        18,747,425.06       3.70      6.357         351      68.31        743
Michigan                                     5         1,679,418.69       0.33      6.234         334      76.15        714
Minnesota                                    7         3,550,141.09       0.70      6.039         352      68.93        743
Missouri                                     2         1,684,438.09       0.33      6.125         353      80.00        767
Montana                                      5         6,401,110.17       1.26      6.450         358      74.96        788
Nevada                                      12        11,392,937.56       2.25      6.385         356      71.42        745
New Hampshire                                2         1,325,800.00       0.26      6.267         358      76.16        759
New Jersey                                  16        13,030,904.69       2.57      6.407         351      70.49        738
New Mexico                                  19         6,309,384.30       1.24      6.096         348      73.41        746
New York                                    38        51,420,921.27      10.14      6.458         355      66.16        753
North Carolina                              10         4,017,979.15       0.79      6.151         344      75.74        754
Ohio                                         1           296,000.00       0.06      6.250         357      80.00        761
Oregon                                       3         1,497,029.96       0.30      6.102         344      70.64        714
Pennsylvania                                 7         3,721,046.01       0.73      6.282         348      77.81        751
South Carolina                              14        15,711,930.00       3.10      6.391         357      76.94        744
Tennessee                                    3           598,700.91       0.12      6.275         323      80.00        759
Texas                                        6         4,948,073.80       0.98      6.425         363      79.65        734
Utah                                        11         8,806,352.17       1.74      6.447         357      67.39        760
Virginia                                    15         7,836,182.29       1.55      6.240         349      75.80        740
Washington                                  23        17,376,391.79       3.43      6.394         355      73.39        743
Wisconsin                                    2           547,254.25       0.11      6.188         339      68.13        789
Wyoming                                      2         3,988,500.00       0.79      6.192         357      71.80        728
______________________________________________________________________________________________________________________________
TOTAL                                      540       507,023,057.14     100.00      6.369         352      69.44        749
______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Gross Margin
_______________________________________________________________________________________________________________________________

                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                           % of     Average      Average     Average    Weighted
                                            # of     Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                        Loans          ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
0.501 - 1.000                                 5         1,139,565.32       0.22      5.735         353       81.18        731
1.501 - 2.000                               515       481,181,306.06      94.90      6.373         352       69.45        749
2.001 - 2.500                                19        24,407,908.70       4.81      6.301         358       68.68        749
2.501 - 3.000                                 1           294,277.06       0.06      7.125         276       74.24        729
_______________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_______________________________________________________________________________________________________________________________

Minimum:                   1.000%
Maximum:                   2.750%
Weighted Average:          1.896%

_______________________________________________________________________________________________________________________________
                                                          Floor Rate
_______________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average    Weighted
                                            # of     Principal Balance   Principal   Gross     Remaining    Original   Average
                 (%)                        Loans          ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
0.501 - 1.000                                 5         1,139,565.32       0.22      5.735         353       81.18        731
1.501 - 2.000                               517       482,251,306.06      95.11      6.373         352       69.47        749
2.001 - 2.500                                17        23,337,908.70       4.60      6.294         358       68.16        750
2.501 - 3.000                                 1           294,277.06       0.06      7.125         276       74.24        729
_______________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_______________________________________________________________________________________________________________________________

Minimum:                   1.000%
Maximum:                   2.750%
Weighted Average:          1.895%

_______________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Maximum Rate
_______________________________________________________________________________________________________________________________

                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                         % of       Average      Average     Average    Weighted
                                           # of     Principal Balance   Principal    Gross      Remaining   Original   Average
                 (%)                       Loans          ($)            Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
 9.001 -  9.500                               2         1,584,427.61       0.31      4.375         297       79.79        760
 9.501 - 10.000                               2         1,284,647.60       0.25      4.709         295       63.98        709
10.001 - 10.500                               1           348,998.08       0.07      5.375         297       37.53        782
10.501 - 11.000                              49        41,945,500.18       8.27      5.950         355       72.49        758
11.001 - 11.500                             375       334,767,142.32      66.03      6.309         351       70.03        751
11.501 - 12.000                             105       120,153,918.51      23.70      6.692         355       66.70        742
12.001 - 12.500                               6         6,938,422.84       1.37      7.012         354       70.40        703
_______________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_______________________________________________________________________________________________________________________________

Minimum:                    9.375%
Maximum:                   12.300%
Weighted Average:          11.396%

_______________________________________________________________________________________________________________________________
                                                     Initial Periodic Cap
_______________________________________________________________________________________________________________________________

                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average      Average     Average    Weighted
                                           # of     Principal Balance   Principal    Gross      Remaining   Original   Average
                 (%)                       Loans          ($)            Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
None                                          6        13,803,451.25       2.72      5.938         357       68.27        750
2.000                                         1           294,277.06       0.06      7.125         276       74.24        729
5.000                                       533       492,925,328.83      97.22      6.380         352       69.47        749
_______________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_______________________________________________________________________________________________________________________________

Non-Zero Minimum:          2.000%
Maximum:                   5.000%
Non-Zero Weighted Average: 4.998%

________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Periodic Cap
________________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average    Weighted
                                            # of     Principal Balance   Principal    Gross     Remaining   Original   Average
                 (%)                        Loans          ($)            Balance    Coupon       Term        LTV        Fico
________________________________________________________________________________________________________________________________
None                                          6        13,803,451.25       2.72      5.938         357       68.27        750
1.000                                        20        19,539,851.37       3.85      6.491         357       67.17        738
2.000                                       513       473,423,754.52      93.37      6.376         352       69.57        749
5.000                                         1           256,000.00       0.05      6.500         295       69.78        751
________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
________________________________________________________________________________________________________________________________

Non-Zero Minimum:          1.000%
Maximum:                   5.000%
Non-Zero Weighted Average: 1.962%

________________________________________________________________________________________________________________________________
                                                Months to Next Rate Adjustment
________________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average    Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
                 (months)                   Loans          ($)           Balance     Coupon       Term        LTV        Fico
________________________________________________________________________________________________________________________________
   1 -   12                                   1           294,277.06       0.06      7.125         276       74.24        729
  37 -   48                                   4         2,869,075.21       0.57      4.524         296       72.71        737
  49 -   60                                   3           632,978.94       0.12      5.637         297       52.29        741
  61 -   72                                   8         3,348,884.75       0.66      6.102         295       69.99        739
  73 -   84                                 524       499,877,841.18      98.59      6.382         353       69.44        749
________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                                                            Servicers
____________________________________________________________________________________________________________________________________

                                                                                         Weighted    Weighted    Weighted   Non-zero
                                                                               % of      Average      Average     Average    Weighted
                                                 # of     Principal Balance  Principal    Gross      Remaining   Original   Average
                                                 Loans          ($)           Balance    Coupon        Term       LTV        Fico
____________________________________________________________________________________________________________________________________
Colonial Savings, F.A.                             15       7,630,765.32       1.51      6.358         367       78.80        772
First Horizon Home Loans Corp.                      2       1,083,999.53       0.21      6.500         357       80.00        712
First Republic Bank                                 6      13,803,451.25       2.72      5.938         357       68.27        750
Thornburg Mortgage Home Loans, Inc.               517     484,504,841.04      95.56      6.381         351       69.31        749
____________________________________________________________________________________________________________________________________
TOTAL                                             540     507,023,057.14     100.00      6.369         352       69.44        749
____________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                            Group 3 Mortgage Loan Characteristics
________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                     Interest Only Terms
________________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                          % of       Average     Average     Average    Weighted
                                           # of     Principal Balance   Principal    Gross      Remaining   Original   Average
                 (months)                  Loans          ($)            Balance     Coupon       Term        LTV        Fico
_______________________________________________________________________________________________________________________________
None                                         37        26,852,681.67       5.30      6.388         351       69.81        761
84                                           81        98,741,441.28      19.47      6.311         358       71.17        749
120                                         422       381,428,934.19      75.23      6.382         350       68.97        748
________________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                                 Remaining Interest Only Term
_______________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average    Weighted
                                            # of     Principal Balance   Principal    Gross    Remaining   Original   Average
                 (months)                   Loans          ($)           Balance     Coupon       Term        LTV        Fico
_______________________________________________________________________________________________________________________________
None                                         37        26,852,681.67       5.30      6.388         351       69.81        761
1   - 60                                     23        11,045,611.23       2.18      5.701         295       66.90        734
61 - 120                                    480       469,124,764.24      92.53      6.383         353       69.48        749
_______________________________________________________________________________________________________________________________
TOTAL                                       540       507,023,057.14     100.00      6.369         352       69.44        749
_______________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                                                             Channel
____________________________________________________________________________________________________________________________________

                                                                                        Weighted    Weighted    Weighted   Non-zero
                                                                                % of     Average     Average     Average    Weighted
                                                  # of     Principal Balance  Principal   Gross     Remaining   Original   Average
                                                  Loans          ($)           Balance   Coupon       Term        LTV        Fico
____________________________________________________________________________________________________________________________________
Bulk                                                2          493,013.57      0.10      6.823         276       76.56        761
Correspondent                                     396      395,339,313.01     77.97      6.359         352       68.86        749
Retail                                             62       21,878,379.67      4.32      6.139         333       65.40        742
Wholesale                                          80       89,312,350.89     17.62      6.466         358       72.99        749
____________________________________________________________________________________________________________________________________
TOTAL                                             540      507,023,057.14    100.00      6.369         352       69.44        749
____________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________
                                            Thornburg 2007-3 Group 4 Mortgage Loan Summary

________________________________________________________________________________________________________________________________________
                                                As of the Cut-off Date (July 1, 2007)
 Total Number of Loans                                                 405             Primary Mortgage Insurance Coverage
 Total Outstanding Loan Balance                            $360,796,174.67             Yes                                      0.66%
 Average Loan Principal Balance                                 890,854.75             No                                      99.34%
 Fixed Rate                                                          0.00%
 Adjustable Rate (including Hybrids)                               100.00%             Primary Mortgage Insurance Coverage
 Prepayment Penalty                                                 14.89%             (First Lien Loans with LTV > 80%)
 Weighted Average Coupon                                            6.309%             Yes                                     63.59%
 Weighted Average Margin                                            1.887%             No                                      36.41%
 Non-Zero Weighted Average Initial Periodic Cap                     5.000%
 Non-Zero Weighted Average Periodic Cap                             1.931%             Primary Mortgage Insurance Coverage
 Weighted Average Maximum Rate                                     11.367%             (First Lien Loans with Effective LTV > 80%)
 Weighted Average Floor Rate                                        1.887%             Yes                                    100.00%
 Weighted Average Original Term (mo.)                                  360             No                                       0.00%
 Weighted Average Remaining Term (mo.)                                 354
 Weighted Average Loan Age (mo.)                                         7
 Weighted Average Original LTV                                      69.90%             Prepayment Penalty Term (mo.)
 Non-Zero Weighted Average FICO                                        747             None                                    85.11%
 Non-Zero Weighted Average DTI                                      31.94%             6                                        1.25%
 Interest Only Mortgage Loans                                       94.61%             7                                        0.21%
 First Lien Mortgage Loans                                         100.00%             12                                       4.08%
                                                                                       24                                       0.75%
 Product Type                                                                          36                                       5.00%
 1 MO Hybrid ARM Interest-Only                                       5.99%             60                                       3.60%
 10/1 YR Hybrid ARM                                                  4.87%
 10/1 YR Hybrid ARM Interest-Only                                   82.65%             Geographic Distribution
                                                                                       (Other states account individually for less
 10/6 MO Hybrid ARM                                                  0.52%             than
 10/6 MO Hybrid ARM Interest-Only                                    5.96%             5% of the Cut-off Date principal balance)
                                                                                       CA                                      34.68%
                                                                                       NY                                      15.66%
                                                                                       CO                                       8.52%
 Loan Purpose
 Purchase                                                           52.22%
 Cash Out Refinance                                                 30.70%
 Rate/Term Refinance                                                17.08%             Loan Documentation
                                                                                       Full Documentation                      85.68%
 Occupancy Status                                                                      No Ratio                                 0.74%
 Primary Home                                                       66.66%             Stated Income Verified Assets           13.38%
 Second Home                                                        22.69%             Streamline                               0.21%
 Investment                                                         10.64%

 Servicers
 Colonial Savings, F.A.                                              0.67%
 First Republic Bank Corp.                                           6.06%
 Mellon Trust of New England, N.A.                                   0.49%
 Thornburg Mortgage Home Loans, Inc.                                92.79%

________________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                      Principal Balances
_______________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average    Weighted
                                            # of     Principal Balance   Principal    Gross     Remaining   Original   Average
                 (%)                        Loans          ($)           Balance     Coupon       Term        LTV        Fico
_______________________________________________________________________________________________________________________________
         0.01 -    100,000.00                 7           552,519.78       0.15      6.365         341       62.44        746
   100,000.01 -    200,000.00                25         3,697,114.75       1.02      6.433         341       65.57        761
   200,000.01 -    300,000.00                52        12,512,321.75       3.47      6.355         348       71.90        764
   300,000.01 -    400,000.00                38        13,301,025.07       3.69      6.449         344       71.58        749
   400,000.01 -    500,000.00                32        14,640,850.43       4.06      6.279         350       73.84        753
   500,000.01 -    600,000.00                34        18,408,854.40       5.10      6.192         349       72.85        746
   600,000.01 -    700,000.00                27        17,774,112.67       4.93      6.302         353       76.95        752
   700,000.01 -    800,000.00                26        19,359,773.12       5.37      6.295         347       69.79        755
   800,000.01 -    900,000.00                14        12,201,215.60       3.38      6.378         353       70.08        738
   900,000.01 -  1,000,000.00                31        30,168,449.65       8.36      6.225         350       66.38        752
 1,000,000.01 -  2,000,000.00                87       126,186,506.93      34.97      6.326         357       72.01        743
 2,000,000.01 -  3,000,000.00                22        53,712,786.05      14.89      6.287         358       68.97        756
 3,000,000.01 -  4,000,000.00                 7        24,690,644.47       6.84      6.322         358       56.56        733
 4,000,000.01 -  5,000,000.00                 3        13,590,000.00       3.77      6.333         358       66.53        737
_______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
_______________________________________________________________________________________________________________________________

Minimum:                      $50,000
Maximum:                   $4,875,000
Average(current):            $890,855

_______________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                        Mortgage Rates
_______________________________________________________________________________________________________________________________

                                                                                  Weighted     Weighted    Weighted   Non-zero
                                                                          % of     Average      Average     Average    Weighted
                                            # of     Principal Balance  Principal   Gross      Remaining   Original   Average
                 (%)                        Loans          ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
 4.501 -  5.000                               1           707,019.47       0.20      5.000         296       61.41        782
 5.001 -  5.500                              12         9,087,449.89       2.52      5.243         317       62.44        772
 5.501 -  6.000                              43        40,438,219.53      11.21      5.945         355       68.22        748
 6.001 -  6.500                             280       259,992,191.61      72.06      6.315         355       71.04        749
 6.501 -  7.000                              67        49,244,080.32      13.65      6.759         354       67.21        734
 7.001 -  7.500                               2         1,327,213.85       0.37      7.349         358       52.74        758
_______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
_______________________________________________________________________________________________________________________________

Minimum:                   5.000%
Maximum:                   7.500%
Weighted Average:          6.309%

________________________________________________________________________________________________________________________________
                                                          FICO Score
________________________________________________________________________________________________________________________________

                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                         % of       Average      Average     Average    Weighted
                                            # of    Principal Balance   Principal    Gross      Remaining   Original   Average
                 (%)                        Loans          ($)           Balance    Coupon        Term        LTV        Fico
________________________________________________________________________________________________________________________________
     N/A                                      4          2,337,999.99      0.65      6.574         357       72.46          0
 551 -  600                                   1            366,450.02      0.10      6.750         308       75.00        591
 601 -  650                                   6          6,198,643.04      1.72      6.337         338       73.74        642
 651 -  700                                  51         50,767,406.37     14.07      6.399         355       68.46        685
 701 -  750                                 112        103,671,102.91     28.73      6.341         353       66.66        726
 751 -  800                                 202        173,728,544.51     48.15      6.250         355       71.67        774
 801 -  850                                  29         23,726,027.83      6.58      6.363         353       72.83        807
________________________________________________________________________________________________________________________________
TOTAL                                       405        360,796,174.67    100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

Non-Zero Minimum:                   591
Maximum:                            823
Non-Zero Weighted Average:          747

______________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                Effective Loan-to-Value Ratio
______________________________________________________________________________________________________________________________

                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average     Average     Average    Weighted
                                        # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                 (%)                    Loans           ($)           Balance    Coupon      Term        LTV        Fico
______________________________________________________________________________________________________________________________
  0.01  -   10.00                             1            50,000.00       0.01      6.625         358        9.90        743
  10.01 -   20.00                             4         2,504,819.40       0.69      6.198         358       15.79        733
  20.01 -   30.00                             5           993,927.43       0.28      6.703         335       27.03        772
  30.01 -   40.00                            12         9,418,727.00       2.61      6.501         345       34.11        764
  40.01 -   50.00                            17        19,987,488.00       5.54      6.240         350       44.20        729
  50.01 -   60.00                            29        32,134,362.63       8.91      6.285         355       55.75        748
  60.01 -   70.00                            62        79,906,653.46      22.15      6.302         354       66.75        738
  70.01 -   80.00                           270       213,409,488.89      59.15      6.312         355       77.80        753
  80.01 -   90.00                             3         1,527,219.86       0.42      6.488         354       90.00        682
  90.01 -  100.00                             2           863,488.00       0.24      5.993         357       95.42        753
______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
______________________________________________________________________________________________________________________________

Minimum:                    9.90%
Maximum:                   96.31%
Weighted Average:          69.82%

_______________________________________________________________________________________________________________________________
                                                 Original Loan-to-Value Ratio
_______________________________________________________________________________________________________________________________

                                                                                   Weighted    Weighted    Weighted   Non-zero
                                                                          % of      Average     Average     Average    Weighted
                                            # of     Principal Balance  Principal    Gross      Remaining   Original   Average
                 (%)                        Loans          ($)           Balance    Coupon       Term        LTV        Fico
_______________________________________________________________________________________________________________________________
  0.01 -     10.00                            1            50,000.00       0.01      6.625         358        9.90        743
  10.01 -   20.00                             4         2,504,819.40       0.69      6.198         358       15.79        733
  20.01 -   30.00                             5           993,927.43       0.28      6.703         335       27.03        772
  30.01 -   40.00                            12         9,418,727.00       2.61      6.501         345       34.11        764
  40.01 -   50.00                            17        19,987,488.00       5.54      6.240         350       44.20        729
  50.01 -   60.00                            29        32,134,362.63       8.91      6.285         355       55.75        748
  60.01 -   70.00                            62        79,906,653.46      22.15      6.302         354       66.75        738
  70.01 -   80.00                           268       212,040,651.50      58.77      6.312         355       77.66        752
  80.01 -   90.00                             3         1,527,219.86       0.42      6.488         354       90.00        682
  90.01 -  100.00                             4         2,232,325.39       0.62      6.189         354       98.23        777
_______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
_______________________________________________________________________________________________________________________________

Minimum:                    9.900%
Maximum:                   100.00%
Weighted Average:           69.90%

_______________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                        Effective Loan-to-Value Ratio Greater Than 80
_______________________________________________________________________________________________________________________________

                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                            % of     Average     Average     Average    Weighted
                                            # of      Principal Balance   Principal  Gross      Remaining   Original   Average
                                            Loans           ($)           Balance    Coupon       Term        LTV        Fico
_______________________________________________________________________________________________________________________________
LTV > 80 MGIC                              2         1,395,000.00       0.39      6.498         358       90.00        677
LTV > 80 RADIAN                            3           995,707.86       0.28      6.043         352       94.70        750
_______________________________________________________________________________________________________________________________
TOTAL                                         5         2,390,707.86       0.66      6.309         355       91.96        708
_______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                              Original Terms to Stated Maturity
_______________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of     Average     Average     Average    Weighted
                                            # of     Principal Balance   Principal   Gross     Remaining   Original   Average
                                            Loans           ($)           Balance   Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
360                                         403       359,390,974.67      99.61      6.309         354       69.95        747
480                                           2         1,405,200.00       0.39      6.134         424       57.62        767
_______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
_______________________________________________________________________________________________________________________________

Minimum:                   360
Maximum:                   480
Weighted Average:          360

________________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                              Remaining Terms to Stated Maturity
________________________________________________________________________________________________________________________________

                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average    Weighted
                                            # of     Principal Balance   Principal    Gross     Remaining    Original   Average
                 (months)                   Loans           ($)           Balance    Coupon       Term        LTV        Fico
_______________________________________________________________________________________________________________________________
 240 -  299                                  26        12,426,846.24       3.44      5.640         294       59.11        754
 300 -  359                                 377       346,964,128.43      96.17      6.333         356       70.34        747
 360 -  419                                   1         1,190,000.00       0.33      6.000         414       53.57        776
 420 -  479                                   1           215,200.00       0.06      6.875         477       80.00        715
________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

Minimum:                   272
Maximum:                   477
Weighted Average:          354

________________________________________________________________________________________________________________________________
                                                     Debt-to-Income Ratio
________________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal   Gross      Remaining   Original   Average
                 (%)                        Loans           ($)           Balance   Coupon         Term        LTV        Fico
________________________________________________________________________________________________________________________________
 N/A                                          9         4,691,679.76       1.30      6.146         352       74.85        742
 0.01 - 10.00                                18        21,477,593.77       5.95      6.368         352       66.19        760
10.01 - 20.00                                38        43,782,491.26      12.13      6.300         354       69.11        748
20.01 - 30.00                                71        63,888,768.95      17.71      6.326         351       70.18        755
30.01 - 40.00                               170       143,283,620.76      39.71      6.297         355       70.95        748
40.01 - 50.00                                89        77,157,703.02      21.39      6.315         355       69.60        735
50.01 - 60.00                                 7         5,520,138.26       1.53      6.282         356       56.60        753
60.01 - 70.00                                 2           319,380.89       0.09      6.617         337       65.53        813
70.01 - 80.00                                 1           674,798.00       0.19      6.250         354      100.00        797
________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

Non-Zero Minimum:                    2.04%
Maximum:                            71.23%
Non-Zero Weighted Average:          31.94%

_________________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
_________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Product Type
_________________________________________________________________________________________________________________________________

                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                            % of     Average      Average     Average    Weighted
                                            # of      Principal Balance  Principal    Gross      Remaining   Original   Average
                                            Loans           ($)           Balance    Coupon        Term        LTV        Fico
_________________________________________________________________________________________________________________________________
1 MO Hybrid ARM Interest-Only                23        21,622,319.40       5.99      6.044         357       61.34        761
10/1 YR Hybrid ARM                           31        17,575,074.78       4.87      6.515         347       69.42        743
10/1 YR Hybrid ARM Interest-Only            330       298,206,297.91      82.65      6.317         354       70.14        747
10/6 MO Hybrid ARM                            1         1,871,432.58       0.52      6.250         358       75.00        649
10/6 MO Hybrid ARM Interest-Only             20        21,521,050.00       5.96      6.288         357       75.09        755
_________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
_________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                                        Interest Only
________________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of     Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal   Gross     Remaining   Original   Average
                                            Loans           ($)           Balance   Coupon        Term        LTV        Fico
________________________________________________________________________________________________________________________________
Interest Only                               373       341,349,667.31      94.61      6.298         354       69.90        748
Not Interest Only                            32        19,446,507.36       5.39      6.490         349       69.96        734
________________________________________________________________________________________________________________________________
Total:                                      405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                               Prepayment Penalty Original Term
________________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average    Weighted
                                            # of     Principal Balance   Principal   Gross      Remaining   Original   Average
                 (months)                   Loans           ($)           Balance    Coupon       Term        LTV        Fico
________________________________________________________________________________________________________________________________
None                                        356       307,063,998.27      85.11      6.326         354       70.61        747
6                                             2         4,510,000.00       1.25      6.458         358       55.12        737
7                                             1           743,000.00       0.21      6.250         357       59.44        794
12                                           14        14,718,768.59       4.08      6.260         352       74.46        757
24                                            3         2,722,185.00       0.75      6.496         358       72.08        722
36                                           15        18,053,840.34       5.00      6.184         357       66.10        745
60                                           14        12,984,382.47       3.60      6.047         356       58.42        761
________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                                        Lien Position
________________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                            % of     Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal   Gross      Remaining   Original   Average
                                            Loans           ($)           Balance    Coupon       Term        LTV        Fico
________________________________________________________________________________________________________________________________
First Lien                                  405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                                      Documentation Type
________________________________________________________________________________________________________________________________

                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                            % of     Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal   Gross       Remaining   Original   Average
                                            Loans           ($)           Balance    Coupon        Term        LTV        Fico
________________________________________________________________________________________________________________________________
Full Documentation                          352       309,112,163.65      85.68      6.263         353       70.58        748
No Ratio                                      5         2,656,051.76       0.74      6.651         350       67.67        732
Stated Income Verified Assets                46        48,260,047.26      13.38      6.584         358       65.62        744
Streamline                                    2           767,912.00       0.21      6.282         345       74.56        788
________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
________________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Loan Purpose
________________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                            % of     Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal   Gross      Remaining   Original   Average
                                            Loans           ($)           Balance    Coupon       Term        LTV        Fico
________________________________________________________________________________________________________________________________
Purchase                                    218       188,390,403.38      52.22      6.309         354       73.19        751
Cash Out Refinance                          119       110,766,794.15      30.70      6.325         354       65.14        741
Rate/Term Refinance                          68        61,638,977.14      17.08      6.276         352       68.38        747
________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                                        Property Type
________________________________________________________________________________________________________________________________

                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                           % of      Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal   Gross       Remaining   Original   Average
                                            Loans           ($)           Balance    Coupon        Term        LTV        Fico
________________________________________________________________________________________________________________________________
2-4 Family                                   43        34,227,046.12       9.49      6.363         358       71.42        745
Condo                                        65        48,792,309.58      13.52      6.321         355       71.52        756
Condotel                                     10         5,236,433.73       1.45      6.552         357       77.44        762
Cooperative                                  20        15,416,873.04       4.27      6.331         357       73.87        744
PUD Attached                                  6         2,246,818.92       0.62      6.219         351       79.89        767
PUD Detached                                 64        59,326,023.06      16.44      6.295         353       71.84        751
Single Family                               195       194,997,550.82      54.05      6.294         353       68.07        744
Townhouse                                     2           553,119.40       0.15      6.004         357       47.19        762
________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                                       Occupancy Status
________________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                            % of     Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal   Gross      Remaining   Original   Average
                                            Loans           ($)           Balance    Coupon        Term        LTV        Fico
________________________________________________________________________________________________________________________________
Owner Occupied                              242       240,524,458.58      66.66      6.273         353       70.52        744
Second Home                                  75        81,879,468.63      22.69      6.346         355       69.00        752
Investor                                     88        38,392,247.46      10.64      6.452         357       67.94        757
________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                          Originator
______________________________________________________________________________________________________________________________

                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average     Average     Average    Weighted
                                         # of      Principal Balance   Principal  Gross       Remaining   Original   Average
      Originator                         Loans           ($)           Balance    Coupon      Term        LTV        Fico
______________________________________________________________________________________________________________________________
Colonial Savings, F.A.                      4         2,399,690.86     0.67       6.557         367       77.09        744
First Republic Bank Corp.                  24        21,879,594.99     6.06       6.054         356       60.91        761
Mellon Trust of New England, N.A.           2         1,750,000.00     0.49       6.339         357       37.06        790
Thornburg Mortgage and Others *           375       334,766,888.82    92.79       6.323         354       70.61        746
______________________________________________________________________________________________________________________________
TOTAL                                             405  360,796,174.67   100.00       6.309         354       69.90        747
______________________________________________________________________________________________________________________________

*The majority of these loans were originated pursuant to Thornburg Mortgage Home Loans Inc.'s underwriting guidelines.

_____________________________________________________________________________________________________________________________
                                           Group 4 Mortgage Loan Characteristics
_____________________________________________________________________________________________________________________________

                            Collateral characteristics are listed below as of the Cut-off Date

                                                           State
_____________________________________________________________________________________________________________________________

                                                                                 Weighted    Weighted    Weighted   Non-zero
                                                                        % of     Average     Average     Average    Weighted
                                          # of      Principal Balance   Principal  Gross       Remaining   Original   Average
                                          Loans           ($)           Balance    Coupon      Term        LTV        Fico
_____________________________________________________________________________________________________________________________
Alabama                                      1           105,700.00       0.03      6.250         357      50.14        792
Alaska                                       1           483,998.58       0.13      5.375         297      79.22        728
Arizona                                      7         5,463,073.82       1.51      6.452         357      77.60        758
California                                 106       125,116,626.90      34.68      6.254         355      66.85        752
Colorado                                    39        30,747,619.88       8.52      6.266         355      71.43        754
Connecticut                                  9         6,768,750.00       1.88      6.395         355      74.10        743
Delaware                                     1           599,900.00       0.17      6.250         358      75.00        718
Florida                                     22        10,449,131.53       2.90      6.534         341      69.04        732
Georgia                                     23         8,088,666.68       2.24      6.247         324      70.76        735
Hawaii                                       3         2,199,998.57       0.61      6.442         357      61.44        764
Illinois                                    14         8,852,998.82       2.45      6.359         355      74.15        762
Indiana                                      1           527,213.85       0.15      7.500         358      80.00        718
Kansas                                       1         1,600,000.00       0.44      6.375         357      65.31        741
Kentucky                                     1         2,479,341.25       0.69      6.375         359      66.13        689
Louisiana                                    1           268,000.00       0.07      6.375         358      80.00        789
Maryland                                     6         4,482,093.82       1.24      6.320         356      77.06        725
Massachusetts                               10         8,414,844.30       2.33      6.232         339      74.56        744
Minnesota                                    5         2,502,107.50       0.69      6.137         357      66.48        739
Missouri                                     2         2,780,000.00       0.77      6.340         338      59.34        752
Montana                                      3         2,596,848.39       0.72      6.561         359      75.24        687
Nevada                                       5         4,110,492.98       1.14      6.248         357      76.26        757
New Jersey                                  11        13,113,835.42       3.63      6.368         358      71.27        709
New Mexico                                   7         2,591,430.72       0.72      5.698         351      83.35        764
New York                                    56        56,486,689.07      15.66      6.329         356      69.09        743
North Carolina                               7         6,866,696.47       1.90      6.394         357      76.23        781
Ohio                                         2           897,434.65       0.25      6.375         344      94.84        771
Oregon                                       5         3,201,920.00       0.89      6.256         357      74.32        758
Pennsylvania                                 7         3,628,584.58       1.01      6.249         340      74.71        750
Rhode Island                                 1         2,760,000.00       0.76      6.375         358      80.00        799
South Carolina                              12         5,991,277.83       1.66      6.433         357      67.17        759
Texas                                        7         9,796,392.80       2.72      6.514         360      70.79        736
Utah                                         4         2,583,600.00       0.72      6.466         358      74.27        778
Vermont                                      1           210,000.00       0.06      6.625         355      70.00        782
Virginia                                     8        12,622,957.09       3.50      6.375         357      69.87        743
Washington                                  13         8,799,549.17       2.44      6.177         357      73.58        759
Wisconsin                                    3         2,608,400.00       0.72      6.514         357      73.06        718
_____________________________________________________________________________________________________________________________
TOTAL                                      405       360,796,174.67     100.00      6.309         354      69.90        747
_____________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Gross Margin
_______________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of     Average     Average     Average    Weighted
                                           # of      Principal Balance  Principal    Gross      Remaining   Original   Average
                 (%)                       Loans           ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
0.501 -  1.000                                3         1,812,188.00       0.50      5.438         354       84.83        763
1.501 - 2.000                               387       345,468,333.46      95.75      6.311         354       69.97        748
2.001 - 2.500                                15        13,515,653.21       3.75      6.351         352       66.12        737
_______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
_______________________________________________________________________________________________________________________________

Minimum:                   1.000%
Maximum:                   2.500%
Weighted Average:          1.887%

_______________________________________________________________________________________________________________________________
                                                          Floor Rate
_______________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of     Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal   Gross      Remaining   Original   Average
                 (%)                        Loans           ($)           Balance    Coupon       Term        LTV        Fico
_______________________________________________________________________________________________________________________________
0.501 - 1.000                                 3         1,812,188.00       0.50      5.438         354       84.83        763
1.501 - 2.000                               387       345,468,333.46      95.75      6.311         354       69.97        748
2.001 - 2.500                                15        13,515,653.21       3.75      6.351         352       66.12        737
_______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
_______________________________________________________________________________________________________________________________

Minimum:                   1.000%
Maximum:                   2.500%
Weighted Average:          1.887%

______________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Maximum Rate
______________________________________________________________________________________________________________________________

                                                                                    Weighted    Weighted    Weighted   Non-zero
                                                                           % of     Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal   Gross      Remaining   Original   Average
                 (%)                        Loans           ($)           Balance    Coupon       Term        LTV        Fico
______________________________________________________________________________________________________________________________
 9.501 - 10.000                               1           707,019.47       0.20      5.000         296       61.41        782
10.001 - 10.500                              12         9,277,449.89       2.57      5.347         326       59.41        772
10.501 - 11.000                              31        26,711,960.13       7.40      5.912         351       73.01        742
11.001 - 11.500                             269       252,059,131.61      69.86      6.319         355       71.32        748
11.501 - 12.000                              78        62,632,899.72      17.36      6.588         355       65.83        740
12.001 - 12.500                              14         9,407,713.85       2.61      6.346         358       61.09        761
______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
______________________________________________________________________________________________________________________________

Minimum:                   10.000%
Maximum:                   12.500%
Weighted Average:          11.367%

________________________________________________________________________________________________________________________________
                                                     Initial Periodic Cap
________________________________________________________________________________________________________________________________

                                                                                    Weighted     Weighted    Weighted   Non-zero
                                                                            % of     Average     Average     Average    Weighted
                                            # of      Principal Balance   Principal  Gross      Remaining   Original   Average
                 (%)                        Loans           ($)            Balance   Coupon       Term        LTV        Fico
________________________________________________________________________________________________________________________________
None                                         23        21,622,319.40       5.99      6.044         357       61.34        761
5.000                                       382       339,173,855.27      94.01      6.325         354       70.45        747
________________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
________________________________________________________________________________________________________________________________

Non-Zero Minimum:          5.000%
Maximum:                   5.000%
Non-Zero Weighted Average: 5.000%

_______________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
_______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                         Periodic Cap
_______________________________________________________________________________________________________________________________

                                                                                   Weighted     Weighted    Weighted   Non-zero
                                                                          % of      Average     Average     Average    Weighted
                                           # of      Principal Balance  Principal   Gross       Remaining   Original   Average
                 (%)                       Loans           ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
None                                         23        21,622,319.40       5.99      6.044         357       61.34        761
1.000                                        21        23,392,482.58       6.48      6.285         358       75.08        746
2.000                                       361       315,781,372.69      87.52      6.328         353       70.10        747
_______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
_______________________________________________________________________________________________________________________________

Non-Zero Minimum:          1.000%
Maximum:                   2.000%
Non-Zero Weighted Average: 1.931%

________________________________________________________________________________________________________________________________
                                                Months to Next Rate Adjustment
________________________________________________________________________________________________________________________________

                                                                                     Weighted    Weighted    Weighted   Non-zero
                                                                            % of      Average     Average     Average    Weighted
                                            # of      Principal Balance  Principal    Gross      Remaining   Original   Average
                 (months)                   Loans           ($)           Balance    Coupon        Term        LTV        Fico
_______________________________________________________________________________________________________________________________
  49 -   60                                   1           257,275.59       0.07      6.900         296       25.00        772
  61 -   72                                   9         5,389,656.32       1.49      5.251         296       52.75        773
  73 -   84                                   4         2,153,065.56       0.60      5.155         295       59.70        752
  97 -  108                                   4         2,067,816.24       0.57      6.017         287       67.35        738
 109 -  120                                 387       350,928,360.96      97.26      6.333         356       70.27        747
_______________________________________________________________________________________________________________________________
TOTAL                                       405       360,796,174.67     100.00      6.309         354       69.90        747
_______________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                                                            Servicers
____________________________________________________________________________________________________________________________________

                                                                                        Weighted    Weighted    Weighted   Non-zero
                                                                              % of      Average     Average     Average    Weighted
                                              # of      Principal Balance   Principal   Gross       Remaining   Original   Average
                                              Loans           ($)           Balance     Coupon      Term        LTV        Fico
____________________________________________________________________________________________________________________________________
Colonial Savings, F.A.                           4       2,399,690.86         0.67      6.557         367       77.09        744
First Republic Bank Corp.                       24      21,879,594.99         6.06      6.054         356       60.91        761
Mellon Trust of New England, N.A.                2       1,750,000.00         0.49      6.339         357       37.06        790
Thornburg Mortgage Home Loans, Inc.            375     334,766,888.82        92.79      6.323         354       70.61        746
____________________________________________________________________________________________________________________________________
TOTAL                                          405     360,796,174.67       100.00      6.309         354       69.90        747
____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                            Group 4 Mortgage Loan Characteristics
______________________________________________________________________________________________________________________________

                             Collateral characteristics are listed below as of the Cut-off Date

                                                     Interest Only Terms
______________________________________________________________________________________________________________________________

                                                                                  Weighted    Weighted    Weighted   Non-zero
                                                                        % of      Average     Average     Average    Weighted
                                        # of      Principal Balance   Principal   Gross       Remaining   Original   Average
                 (months)               Loans           ($)           Balance     Coupon       Term        LTV        Fico
______________________________________________________________________________________________________________________________
None                                       32        19,446,507.36       5.39      6.490        349       69.96        734
60                                          1         1,190,000.00       0.33      6.000        414       53.57        776
115                                         1           381,737.10       0.11      6.375        321       80.00        770
120                                       371       339,777,930.21      94.17      6.299        354       69.94        748
______________________________________________________________________________________________________________________________
TOTAL                                     405       360,796,174.67     100.00      6.309        354       69.90        747
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
                                                 Remaining Interest Only Term
______________________________________________________________________________________________________________________________

                                                                                  Weighted    Weighted    Weighted   Non-zero
                                                                        % of      Average     Average     Average    Weighted
                                        # of      Principal Balance   Principal   Gross       Remaining   Original   Average
                 (months)               Loans           ($)           Balance     Coupon      Term        LTV        Fico
______________________________________________________________________________________________________________________________
None                                      33        20,636,507.36       5.72      6.462         352       69.01        736
1   -  60                                 20        10,255,040.44       2.84      5.499         296       60.87        752
61 - 120                                 352       329,904,626.87      91.44      6.324         356       70.24        748
______________________________________________________________________________________________________________________________
TOTAL                                    405       360,796,174.67     100.00      6.309         354       69.90        747
______________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                                                             Channel
____________________________________________________________________________________________________________________________________

                                                                                       Weighted    Weighted    Weighted   Non-zero
                                                                              % of      Average     Average     Average    Weighted
                                              # of      Principal Balance   Principal   Gross       Remaining   Original   Average
                                              Loans           ($)           Balance    Coupon        Term        LTV        Fico
____________________________________________________________________________________________________________________________________
Bulk                                            1          742,878.90        0.21       6.625         272       69.58        737
Correspondent                                 303      273,134,992.98       75.70       6.322         355       69.53        748
Retail                                         46       21,646,096.92        6.00       5.940         330       67.26        772
Wholesale                                      55       65,272,205.87       18.09       6.373         358       72.35        736
____________________________________________________________________________________________________________________________________
TOTAL                                         405      360,796,174.67      100.00       6.309         354       69.90        747
____________________________________________________________________________________________________________________________________